UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds

(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Suite 1100
Arlington, VA 22209

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703.312.9568

Gavin Beske
General Counsel
FBR & Co.
1001 Nineteenth Street North
Suite 1100
Arlington, VA 22209

(Name and address of agent for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS.
 The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

THE FBR FUNDS

FBR Large Cap Fund
FBR Mid Cap Fund
FBR Small Cap Fund
FBR Focus Fund
FBR Large Cap Financial Fund
FBR Small Cap Financial Fund
FBR Technology Fund
FBR Gas Utility Index Fund
FBR Balanced Fund
FBR Core Bond Fund

Semi-Annual Report
April 30, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK]

The FBR Funds

Semi-Annual Letter to Shareholders

Dear Shareholder:

We are pleased to present The FBR Funds’ semi-annual report covering the six month period ending April 30, 2012. During the reporting period the Dow Jones Industrial Average rose 12.02%, the S&P 500 Index gained 12.77% and the smaller capitalization Russell 2000 Index rose 11.02%. The top three performing groups during the reporting period were Consumer Cyclical, Technology, and Communication Services. The three worst performing groups during the reporting period were Utilities, Energy and Basic Materials.

We continue to see the investment environment as challenging. Overall, the U.S. economy is looking better. Unemployment is falling, auto sales are strong, tech startup and IPO activity is improved, housing is perking up and banks are looking to lend money again. On the less positive side, we see federal and state governments with tight budgets, growing national debt levels, fragile consumer confidence and renewed fear of European economic austerity impacting the world economy. How things play out in Europe over the next couple years may have significant implications for the U.S. economy and the stock market. We are, like most everyone in the business, following developments there closely.

While the outlook may be challenging, we believe our investment process is well suited to weather the storm(s). Our investment process looks for companies with strong balance sheets and favorable earnings trends. Companies with these characteristics allow them to continue investing in the businesses they have and take share from their weaker or weakened competitors. We believe that companies that invest their profits the best are the best investments. Finally, we look to buy these companies cheap to give us some valuation protection.

We remain buyers of companies, not traders or renters of stocks. We remain mindful of the downside risks inherent in equity investing and look to protect against this downside with our process.

As in prior years, what follows is a commentary from each portfolio manager regarding fund performance and their outlook. This commentary is an important part of our communication to you from the portfolio managers. It is intended to give you a better understanding of their current thinking about the markets and/or individual companies.

All of us at The FBR Funds want to thank you for your continued support, and we look forward to serving your investment needs in the years ahead. As always, we welcome your questions and comments. You can reach us via e-mail at fbrfundsinfo@fbr.com or toll free at 888.200.4710. If you would like more timely updates, www.fbrfunds.com provides quarterly performance data as well as other important information.

Sincerely,
David H. Ellison
President, Chief Investment Officer and Trustee
The FBR Funds

Past performance is no guarantee of future results. The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption fees. If reflected, the redemption fees would reduce the performance quoted. To obtain performance data current to the most recent month-end please call 888.200.4710.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other important information can be found in the Fund’s prospectus. To obtain a free prospectus, please call 888.200.4710 or visit www.fbrfunds.com. Please read the prospectus carefully before investing.

The FBR Funds are distributed by FBR Investment Services, Inc., member FINRA/SIPC.

The FBR Funds

FBR Large Cap Fund
Management Overview

Portfolio Managers: Robert Barringer, CFA® and Ryan Kelley, CFA®

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2012, the Investor Class Shares of the FBR Large Cap Fund returned 9.01%. This compares to the S&P 500 Index and the Morningstar Large Blend Category Average which over the same time period returned 12.77% and 11.28%, respectively.

During this six month period, the domestic equity markets rose steadily throughout most of the period until leveling off in April. Stocks that typically do well in an improving economy led the way, including consumer cyclical and technology stocks. Financials, which were some of the worst performing stocks in 2011, surged in the beginning of this year only to retreat more recently as continued worries about capital losses and growth prevailed. Conversely, two sectors that performed relatively well in 2011 retrenched, namely materials and energy.

On a relative basis, the Fund lagged its benchmark in this rapidly rising stock market environment. We generally do not have a large exposure to cyclical stocks, but prefer to own steadily growing companies that are less sensitive to economic cycles. During this period, our underexposure to highly cyclical consumer stocks caused the majority of our relative underperformance, while materials and industrials also lagged.

On a positive note, we maintained an overweight position in financials, and in the aggregate the financial stocks we owned outperformed the benchmark. Technology also contributed strongly on a relative basis, primarily due to our overexposure compared to our benchmark.

Portfolio managers’ comments on the Fund and the related investment outlook.

We invest in companies trading at attractive valuations that exhibit high and consistent returns on equity, low financial leverage and debt levels, strong management teams, and compelling prospects of future profitability. We are currently fully invested, and, of the major sectors, we are slightly overweight technology and financials while underweight energy and materials.

Our outlook on the domestic equity market can be characterized as cautiously optimistic heading into the second half of the year. While the market surged from October of last year through most of April, recently it has given up most of its gains. While many headwinds persist including high unemployment and housing worries, domestic equities continue to benefit from low interest rates, political and economic unrest abroad, and generally

The FBR Funds

FBR Large Cap Fund
Management Overview (continued)

improving company earnings. We continue to look for investment opportunities to take advantage of what we believe to be an improving outlook for domestic markets.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. S&P 500 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)
			Annualized
	One Year	Annualized Five Year	Since Inception(5)

FBR Large Cap Fund Investor Class(1)(2)	(0.61)%	2.35%	5.95%
FBR Large Cap Fund Institutional Class(2)(6)	(0.37)%	2.51%	6.08%
S&P 500 Index(1)(3)	4.76%	1.01%	4.18%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period November 15, 2005 (commencement of operations) through April 30, 2012.
(6)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Large Cap Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Technology	19.9%
Consumer, Non-Cyclical	19.8%
Financial	17.9%
Industrial	10.8%
Consumer, Cyclical	9.6%
Communications	8.0%
Energy	7.4%
Utilities	3.4%
Basic Materials	2.4%

Cash	0.8%

The FBR Funds

FBR Large Cap Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 99.2%
	Basic Materials — 2.4%
6,000	E.I. du Pont de Nemours and Co.	$320,760
10,000	Freeport-McMoRan Copper & Gold, Inc.	383,000
3,000	Monsanto Co.	228,540

		932,300

	Communications — 8.0%
1,000	Amazon.com, Inc.*	231,900
15,000	AT&T, Inc.	493,650
30,000	Cisco Systems, Inc.	604,500
1,300	Google, Inc., Class A*	786,799
900	LinkedIn Corp., Class A*	97,605
6,000	Rackspace Hosting, Inc.*	348,540
9,000	Verizon Communications, Inc.	363,420
12,300	Yahoo, Inc.*	191,142

		3,117,556

	Consumer, Cyclical — 9.6%
7,000	Bed Bath & Beyond, Inc.*	492,730
8,000	Coach, Inc.	585,280
3,500	Deckers Outdoor Corp.*	178,535
11,700	Genuine Parts Co.	757,926
9,400	Guess?, Inc.	275,232
11,700	Kohl’s Corp.	586,521
7,500	Tiffany & Co.	513,450
10,000	Walgreen Co.	350,600

		3,740,274

	Consumer, Non-cyclical — 19.8%
8,640	Abbott Laboratories	536,198
7,000	Automatic Data Processing, Inc.	389,340
8,475	Baxter International, Inc.	469,600
2,970	C.R. Bard, Inc.	293,911
13,500	Eli Lilly and Co.	558,765
6,700	Gilead Sciences, Inc.*	348,467
14,900	Hormel Foods Corp.	432,994
14,400	Merck & Company, Inc.	565,056

The FBR Funds

FBR Large Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Consumer, Non-cyclical — 19.8% (continued)
10,700	Novartis AG	$590,319
12,000	Paychex, Inc.	371,760
5,800	PepsiCo, Inc.	382,800
10,700	Stryker Corp.	583,899
7,000	The Coca-Cola Co.	534,240
9,600	The Estee Lauder Companies, Inc., Class A	627,360
7,800	The Procter & Gamble Co.	496,392
15,000	Unilever PLC ADR	514,800

		7,695,901

	Energy — 7.4%
4,202	Apache Corp.	403,140
8,800	Devon Energy Corp.	614,680
11,000	Halliburton Co.	376,420
9,000	Hess Corp.	469,260
8,200	Murphy Oil Corp.	450,754
8,900	Patterson-UTI Energy, Inc.	143,913
6,000	Range Resources Corp.	399,960

		2,858,127

	Financial — 17.9%
60,000	Bank of America Corp.	486,600
10,000	Capital One Financial Corp.	554,800
12,000	Citigroup, Inc.	396,480
18,000	Discover Financial Services	610,200
3,575	Franklin Resources, Inc.	448,698
16,725	JPMorgan Chase & Co.	718,841
13,000	Morgan Stanley	224,640
6,200	Prudential Financial, Inc.	375,348
9,000	T. Rowe Price Group, Inc.	568,035
7,800	The Chubb Corp.	569,946
6,000	The PNC Financial Services Group, Inc.	397,920
4,400	Torchmark Corp.	214,324
18,500	U.S. Bancorp	595,145
24,000	Wells Fargo & Co.	802,320

		6,963,297

The FBR Funds

FBR Large Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Industrial — 10.8%
11,500	3M Co.	$1,027,640
6,000	Cummins, Inc.	694,980
6,100	FedEx Corp.	538,264
43,600	General Electric Co.	853,688
8,600	Norfolk Southern Corp.	627,198
4,000	Union Pacific Corp.	449,760

		4,191,530

	Technology — 19.9%
3,550	Apple, Inc.*	2,074,052
29,400	Applied Materials, Inc.	352,506
9,200	Cerner Corp.*	746,028
7,000	Check Point Software Technologies Ltd.*	406,910
3,600	Citrix Systems, Inc.*	308,196
27,000	Intel Corp.	766,800
3,000	International Business Machines Corp.	621,240
8,000	MICROS Systems, Inc.*	454,640
18,350	Microsoft Corp.	587,567
9,900	NetApp, Inc.*	384,417
20,000	Oracle Corp.	587,800
1,800	salesforce.com, Inc.*	280,314
3,800	SanDisk Corp.*	140,638

		7,711,108

	Utilities — 3.4%
4,800	Edison International	211,248
14,000	Exelon Corp.	546,140
8,500	PG&E Corp.	375,530
6,100	Public Service Enterprise Group, Inc.	190,015

		1,322,933

	Total Common Stocks (Cost $32,943,831)	38,533,026

The FBR Funds

FBR Large Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 1.0%
397,333	Fidelity Institutional Money Market Government Portfolio, Class I , 0.01%^ (Cost $397,333)	$397,333

	Total Investments — 100.2% (Cost $33,341,164)	38,930,359

	Liabilities Less Other Assets — (0.2)%	(75,450)

	Net Assets — 100.0%	$38,854,909

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company
^	7-day yield as of April 30, 2012

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Mid Cap Fund
Management Overview

Portfolio Manager: Ryan Kelley, CFA®

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2012, the Investor Class of the FBR Mid Cap Fund returned 8.58%. This compares to the Russell Midcap Index and the Morningstar Mid Cap Blend Category Average which over the same time period returned 11.87% and 10.92%, respectively.

During this six month period, the domestic equity markets rose steadily throughout most of the period until leveling off in April with large cap stocks leading the way. In the mid cap space, consumer cyclical stocks performed exceptionally well, while healthcare also contributed strongly. Financials, which were some of the worst performing stocks in 2011, surged in the beginning of this year only to retreat more recently as continued worries about capital losses and growth prevailed. Conversely, two sectors that performed fairly well in 2011 lagged the market this year, namely energy and technology.

On a relative basis, the Fund underperformed its benchmark in this rapidly rising stock market environment. While we were in-line with our consumer cyclical exposure, the stocks we owned did not perform as well in the aggregate. Similarly, the healthcare companies that we owned caused a good portion of our underperformance.

On a positive note, we maintained an overweight position in financials, and in the aggregate the financial stocks we owned outperformed the benchmark. Technology and consumer defensive equities also contributed strongly on a relative basis, primarily due to our stock selection.

Portfolio manager comments on the Fund and the related investment outlook.

We are cautiously optimistic about the domestic equity market heading into the second half of the year. While the market surged from October of last year through most of April, recently it has retrenched. While many headwinds persist including high unemployment and housing worries, domestic equities continue to benefit from low interest rates, generally improving company earnings, and political and economic unrest abroad.

We invest in companies trading at attractive valuations that exhibit high and consistent returns on equity, low financial leverage and debt levels, strong management teams, and compelling prospects of future profitability. We are currently fully invested, and, of the major sectors, we are slightly overweight technology while underweight telecommunication

The FBR Funds

FBR Mid Cap Fund
Management Overview (continued)

stocks, utilities and materials. We continue to look for investment opportunities to take advantage of what we believe to be a relatively good outlook for domestic markets.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Mid Cap Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell Midcap Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Mid Cap Fund Investor Class(1)(2)	(0.89)%	5.34%	6.24%
FBR Mid Cap Fund Institutional Class(2)(6)	(0.70)%	5.46%	6.35%
Russell Midcap Index(1)(3)	(0.03)%	2.19%	3.02%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 28, 2007 (commencement of operations) through April 30, 2012.
(6)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Mid Cap Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Consumer, Cyclical	20.4%
Consumer, Non-Cyclical	19.5%
Financial	16.5%
Industrial	13.3%
Technology	11.1%
Energy	7.9%
Utilities	4.7%
Communications	3.1%
Basic Materials	1.5%

Cash	2.0%

The FBR Funds

FBR Mid Cap Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.0%
	Basic Materials — 1.5%
3,984	Sigma-Aldrich Corp.	$282,466

	Communications — 3.1%
3,797	FactSet Research Systems, Inc.	398,154
7,880	Telephone & Data Systems, Inc.	191,405

		589,559

	Consumer, Cyclical — 20.4%
6,615	Abercrombie & Fitch Co., Class A	331,875
3,900	Bed Bath & Beyond, Inc.*	274,521
9,080	Big Lots, Inc.*	332,691
14,970	Copart, Inc.*	395,358
2,250	Deckers Outdoor Corp.*	114,773
3,400	Genuine Parts Co.	220,252
2,700	Guess?, Inc.	79,056
10,930	Magna International, Inc.	479,062
12,824	Mattel, Inc.	430,886
2,800	MSC Industrial Direct Company, Inc., Class A	206,388
7,735	Tiffany & Co.	529,538
2,229	V.F. Corp.	338,919
3,700	Williams-Sonoma, Inc.	143,153

		3,876,472

	Consumer, Non-cyclical — 19.5%
3,022	Bunge Ltd.	194,919
2,446	C.R. Bard, Inc.	242,056
2,600	Covance, Inc.*	121,576
9,050	Endo Pharmaceuticals Holdings, Inc.*	318,017
6,438	Forest Laboratories, Inc.*	224,236
1,400	Humana, Inc.	112,952
6,995	Lincare Holdings, Inc.	170,678
11,500	Monster Beverage Corp.*	747,040
9,575	Paychex, Inc.	296,634
20,450	SEI Investments Co.	412,885
3,385	Techne Corp.	226,592

The FBR Funds

FBR Mid Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Consumer, Non-cyclical — 19.5% (continued)
1,650	Tupperware Brands Corp.	$102,778
13,275	Tyson Foods, Inc., Class A	242,269
4,444	Varian Medical Systems, Inc.*	281,838

		3,694,470

	Energy — 7.9%
4,677	Energen Corp.	244,981
3,285	Ensco PLC ADR	179,525
2,640	Helmerich & Payne, Inc.	135,670
7,800	Nabors Industries Ltd.*	129,870
2,925	Newfield Exploration Co.*	105,008
2,975	Pioneer Natural Resources Co.	344,564
3,900	Plains Exploration & Production Co.*	159,315
5,550	Rowan Companies, Inc.*	191,642

		1,490,575

	Financial — 16.5%
6,375	Comerica, Inc.	204,128
17,900	Fifth Third Bancorp	254,717
20,000	First Niagara Financial Group, Inc.	178,800
26,950	KeyCorp	216,678
2,546	M&T Bank Corp.	219,643
11,785	New York Community Bancorp, Inc.	158,980
10,250	People’s United Financial, Inc.	126,485
8,700	Raymond James Financial, Inc.	318,594
47,200	Regions Financial Corp.	318,128
4,500	Reinsurance Group of America, Inc.	261,630
6,821	T. Rowe Price Group, Inc.	430,507
6,800	W. R. Berkley Corp.	256,088
9,600	Zions Bancorp	195,744

		3,140,122

	Industrial — 13.3%
6,625	Dolby Laboratories, Inc., Class A*	259,899
9,075	FLIR Systems, Inc.	203,824
5,950	Kansas City Southern	458,269

The FBR Funds

FBR Mid Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Industrial — 13.3% (continued)
3,700	Kirby Corp.*	$245,569
7,195	Pall Corp.	428,894
4,592	Roper Industries, Inc.	467,925
10,300	Spirit AeroSystems Holdings, Inc., Class A*	257,500
3,500	Tidewater, Inc.	192,605

		2,514,485

	Technology — 11.1%
32,168	Activision Blizzard, Inc.	414,002
8,403	Check Point Software Technologies Ltd.*	488,466
4,900	Microchip Technology, Inc.	173,166
3,400	SanDisk Corp.*	125,834
9,700	Seagate Technology PLC	298,372
30,900	Siliconware Precision Industries Co. Ltd. ADR	180,147
4,900	Western Digital Corp.*	190,169
6,200	Xilinx, Inc.	225,556

		2,095,712

	Utilities — 4.7%
8,800	Ameren Corp.	288,552
17,700	NRG Energy, Inc.*	300,900
10,650	Westar Energy, Inc.	305,548

		895,000

	Total Common Stocks (Cost $15,276,026)	18,578,861

The FBR Funds

FBR Mid Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 2.0%
374,927	Fidelity Institutional Money Market Government Portfolio, Class I , 0.01%^ (Cost $374,927)	$374,927

	Total Investments — 100.0% (Cost $15,650,953)	18,953,788

	Liabilities Less Other Assets — 0.0%	(2,176)

	Net Assets — 100.0%	$18,951,612

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company
^	7-day yield as of April 30, 2012

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

The FBR Funds

FBR Small Cap Fund
Management Overview

Portfolio Manager: Robert Barringer, CFA®

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2012, the Investor Class of the FBR Small Cap Fund returned 14.60%. This compares to the Russell 2000 Index and the Morningstar Small Growth Category, which returned 11.02% and 11.58% for the same period, respectively.

The Fund’s outperformance relative to its benchmark is due to particular stock selection in a few sectors that outperformed their peers over the past six months. Much of the outperformance came from selections within the technology, financial services and industrial sectors. In particular, some of the top holdings of the Fund performed particularly well, such as White Mountains Insurance Group Ltd. and Horace Mann Educators Corp., two insurance company stocks. Two sectors whose performance hurt the Fund’s performance were healthcare and consumer cyclicals, although not by a significant amount. One stock that hurt performance was Allscripts Healthcare Solutions, Inc., which declined approximately 43% for the period after management changes were announced and the firm lowered its outlook.

Portfolio manager comments on the Fund and the related investment outlook.

The Fund did well due to the selections as identified by the investment process, which emphasizes profitable, well-run companies selling at reasonable prices. The outlook at this time is uncertain as Europe attempts to deal with deteriorating conditions in a number of countries’ fiscal situations and financial systems, generally. However, small caps are usually more focused on the U.S. markets and, as such, should be able to weather the economics storm clouds relatively well, unless the U.S. starts to feel more of an impact.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Small Cap Fund Investor Class(1)(2)	0.85%	6.63%	7.83%
FBR Small Cap Fund Institutional Class(2)(6)	1.10%	6.80%	7.99%
Russell 2000 Index(1)(3)	(4.25)%	1.45%	1.96%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 28, 2007 (commencement of operations) through April 30, 2012.
(6)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Small Cap Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Financial	19.7%
Technology	18.1%
Consumer, Cyclical	14.7%
Consumer, Non-Cyclical	14.5%
Industrial	11.0%
Energy	8.3%
Basic Materials	4.9%
Utilities	2.1%
Communications	1.9%
Real Estate Investment Trust	0.9%

Cash	3.9%

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 96.1%
	Basic Materials — 4.9%
12,000	Huntsman Corp.	$169,920
10,000	Innospec, Inc.*	302,300
8,000	Kraton Performance Polymers, Inc.*	208,000
6,000	Kronos Worldwide, Inc.	142,440
1,500	NewMarket Corp.	334,830
20,000	PolyOne Corp.	277,200
5,000	Schnitzer Steel Industries, Inc., Class A	199,350
4,000	W.R. Grace & Co.*	238,440

		1,872,480

	Communications — 1.9%
2,000	Acme Packet, Inc.*	56,140
3,500	ADTRAN, Inc.	106,820
6,500	Aruba Networks, Inc.*	137,280
1,000	Bazaarvoice, Inc.*	19,810
7,000	Sourcefire, Inc.*	356,930
3,000	Yelp, Inc.*	68,580

		745,560

	Consumer, Cyclical — 14.7%
6,000	Alaska Air Group, Inc.*	202,800
34,000	American Axle & Manufacturing Holdings, Inc.*	329,460
18,000	Ascena Retail Group, Inc.*	368,640
7,000	Bally Technologies, Inc.*	339,850
10,000	Big Lots, Inc.*	366,400
13,000	Chico’s FAS, Inc.	199,680
4,000	Columbia Sportswear Co.	188,400
9,000	Crocs, Inc.*	181,800
3,000	Deckers Outdoor Corp.*	153,030
70,000	JetBlue Airways Corp.*	332,500
10,000	Meritor, Inc.*	65,100
15,300	Modine Manufacturing Co.*	120,870
16,000	Penn National Gaming, Inc.*	719,680
22,000	Pier 1 Imports, Inc.	377,960
1,000	Red Robin Gourmet Burgers, Inc.*	35,660

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Consumer, Cyclical — 14.7% (continued)
4,000	Select Comfort Corp.*	$115,520
6,000	Steven Madden Ltd.*	259,260
5,600	The Buckle, Inc.	258,608
4,000	The Children’s Place Retail Stores, Inc.*	183,920
20,000	US Airways Group, Inc.*	205,200
7,000	Westport Innovations, Inc.*	219,100
10,000	Wolverine World Wide, Inc.	419,500

		5,642,938

	Consumer, Non-cyclical — 14.5%
4,000	Abiomed, Inc.*	97,320
14,000	Dollar Thrifty Automotive Group, Inc.*	1,132,040
2,000	Idenix Pharmaceuticals, Inc.*	17,540
6,000	ImmunoGen, Inc.*	76,500
3,000	Jazz Pharmaceuticals, Inc.*	153,090
1,000	MAKO Surgical Corp.*	41,310
500	Medivation, Inc.*	40,440
8,000	Optimer Pharmaceuticals, Inc.*	118,400
10,000	Par Pharmaceutical Companies, Inc.*	423,400
1,000	Pharmacyclics, Inc.*	27,560
12,000	RSC Holdings, Inc.*	284,640
4,500	Seattle Genetics, Inc.*	88,965
36,000	SEI Investments Co.	726,840
15,150	Sirona Dental Systems, Inc.*	765,227
4,800	Sotheby’s	188,736
6,000	The Cooper Companies, Inc.	529,020
7,000	ViroPharma, Inc.*	152,250
3,000	VIVUS, Inc.*	72,660
10,000	Wright Express Corp.*	638,200

		5,574,138

	Energy — 8.3%
14,012	Atwood Oceanics, Inc.*	621,152
13,000	C&J Energy Services, Inc.*	245,050
6,000	Cheniere Energy, Inc.*	109,860
4,000	Clean Energy Fuels Corp.*	76,960

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Energy — 8.3% (continued)
9,000	Energy XXI (Bermuda) Ltd.*	$339,120
19,000	Key Energy Services, Inc.*	240,540
70,000	Kodiak Oil & Gas Corp.*	619,500
10,000	Oasis Petroleum, Inc.*	330,700
4,000	Rosetta Resources, Inc.*	201,080
15,592	Superior Energy Services, Inc.*	419,737

		3,203,699

	Financial — 19.7%
30,000	Associated Banc-Corp	399,900
12,000	BankUnited, Inc.	295,200
10,000	Berkshire Hills Bancorp, Inc.	226,900
59,729	Brookline Bancorp, Inc.	536,366
15,000	Brown & Brown, Inc.	404,550
29,454	Capitol Federal Financial	347,852
19,139	Chicopee Bancorp, Inc.*	275,602
28,500	CNO Financial Group, Inc.*	207,195
6,000	Encore Capital Group, Inc.*	142,200
32,253	First Horizon National Corp.	296,082
32,200	Fulton Financial Corp.	337,778
1,771	Hingham Institution for Savings	102,098
38,700	Horace Mann Educators Corp.	679,185
14,000	Independent Bank Corp.	392,980
3,407	Investors Title Co.	173,655
6,000	Newport Bancorp, Inc.*	82,500
9,000	Peoples Federal Bancshares, Inc.*	148,320
7,300	SI Financial Group, Inc.	83,950
34,000	Susquehanna Bancshares, Inc.	352,580
18,000	Tower Group, Inc.	388,440
44,877	United Financial Bancorp, Inc.	719,827
23,000	Waddell & Reed Financial, Inc.	735,540
15,400	Washington Federal, Inc.	270,116

		7,598,816

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Industrial — 11.0%
15,000	A.O. Smith Corp.	$714,000
8,000	Atlas Air Worldwide Holdings, Inc.*	368,400
4,000	Cymer, Inc.*	207,360
8,000	Genesee & Wyoming, Inc., Class A*	431,280
12,100	Heartland Express, Inc.	167,343
8,000	Lennox International, Inc.	347,200
16,000	Roadrunner Transportation Systems, Inc.*	277,600
8,000	Sauer-Danfoss, Inc.*	346,480
8,000	Simpson Manufacturing Company, Inc.	248,240
5,200	Snap-on, Inc.	325,208
12,000	Sun Hydraulics Corp.	300,360
8,000	Terex Corp.*	181,120
13,250	Werner Enterprises, Inc.	312,965

		4,227,556

	Real Estate Investment Trust — 0.9%
34,800	Sunstone Hotel Investors, Inc.*	354,960

	Technology — 18.1%
16,000	Allscripts Healthcare Solutions, Inc.*	177,280
40,100	Brocade Communications Systems, Inc.*	222,154
11,000	Cirrus Logic, Inc.*	301,180
5,000	Comm Vault Systems, Inc.*	260,350
22,000	Compuware Corp.*	191,840
3,000	Concur Technologies, Inc.*	169,680
2,000	Demandware, Inc.*	54,500
20,000	Emulex Corp.*	173,600
1,000	Fusion-io, Inc.*	25,650
8,000	Greenway Medical Technologies, Inc.*	123,200
2,000	Guidewire Software, Inc.*	54,440
22,000	Jack Henry & Associates, Inc.	747,120
16,000	Jive Software, Inc.*	380,960
1,000	LivePerson, Inc.*	15,880
18,000	MedAssets, Inc.*	226,980

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Technology — 18.1% (continued)
14,000	Medidata Solutions, Inc.*	$362,740
4,000	Mellanox Technologies Ltd.*	234,360
2,000	MicroStrategy, Inc., Class A*	279,560
12,000	MKS Instruments, Inc.	331,800
4,000	Nanometrics, Inc.*	62,040
6,000	NetSuite, Inc.*	266,280
2,000	OmniVision Technologies, Inc.*	36,840
7,175	Open Text Corp.*	401,728
4,600	Qlik Technologies, Inc.*	132,526
10,000	QLogic Corp.*	172,500
16,000	Quality Systems, Inc.	598,400
12,000	Radware Ltd.*	461,760
8,000	Synchronoss Technologies, Inc.*	250,400
1,000	Tangoe, Inc.*	20,480
1,800	The Ultimate Software Group, Inc.*	138,888
20,000	TriQuint Semiconductor, Inc.*	97,600

		6,972,716

	Utilities — 2.1%
10,400	ALLETE, Inc.	428,584
15,400	Portland General Electric Co.	397,782

		826,366

	Total Common Stocks (Cost $34,185,960)	37,019,229

NO. OF
RIGHTS

	RIGHTS — 0.0%
5,500	Forest Laboratories, Inc., Contingent Value Rights*	5,225

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 3.5%
1,323,204	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01%^ (Cost $1,323,204)	$1,323,204

	Total Investments — 99.6% (Cost $35,509,164)	38,347,658

	Other Assets Less Liabilities — 0.4%	168,471

	Net Assets — 100.0%	$38,516,129

*	Non-income producing security
^	7-day yield as of April 30, 2012

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Focus Fund
Management Overview

Portfolio Managers: David Rainey, CFA®, Brian Macauley, CFA® and Ira Rothberg, CFA®

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2012, the Investor Class of the FBR Focus Fund returned 14.26% compared to 11.02% for the Russell 2000 Index, 12.77% for the S&P 500 Index, and 11.10% for the Morningstar Mid Cap Growth Category.

The Fund’s return during the period was the result of improved business prospects for its key holdings, owed to a better overall economic outlook and company specific developments. Leading contributors to the Fund’s performance were O’Reilly Automotive, Inc. (Nasdaq Symbol: ORLY), Bally Technologies, Inc. (Nasdaq Symbol: BYI), American Tower Corp. (NYSE Symbol: AMT), Penn National Gaming, Inc. (Nasdaq Symbol: PENN), and CarMax, Inc. (NYSE Symbol: KMX). The leading detractor from the Fund’s performance was Encore Capital Group, Inc. (Nasdaq Symbol: ECPG).

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of six-month results referenced above, we encourage investors to evaluate the Fund’s performance over three-, five-, and ten-year periods since shorter time frames can be influenced by many transitory issues unrelated to the intrinsic worth of the Fund’s holdings. Long-term performance metrics for the Fund can be found in the table below.

Portfolio managers’ comments on the Fund and the related investment outlook.

We are pleased to report that during the six month period ended April 30, 2012, the Fund exited its position in 99 Cents Only Stores at a substantial profit. This sale eliminated a large and long-term holding from the portfolio. The Fund held the position for approximately seven years, and at various points during that time the position exceeded 10% of Fund assets. Please see the section below titled “99 Cents Only Stores - Shareholder Activism” for some details on our recent efforts to maximize value in this investment.

As we reflect upon this investment, it is interesting to note the stock’s price volatility during our holding period. The stock suffered eleven separate occasions of 20% or greater price declines, including gut wrenching declines of 41%, 62%, 51%, and 46%. And yet, despite these price declines, the company has gradually grown its intrinsic value, and the Fund has had a good overall investment experience! The Fund’s compound annual returns in 99 Cents Only Stores approximated 10% over the holding period which compares favorably to the low single digit returns from the major market indices.

We think that a key factor in making this a successful investment was the ability to hold onto the stock during these big price swoons, even adding to the position on several such occasions. This is not so easily done. When an investment declines significantly in market

The FBR Funds

FBR Focus Fund
Management Overview (continued)

price, it is human nature to have self doubts about your investment decision. A common response from some investors is to sell a stock that is down to avoid further price declines. Some firms even implement “stop loss” rules that mandate sale of a position that moves too far below initial purchase price. While this may provide some short-term psychological relief from an unpleasant situation, it is frequently the wrong long-term investment decision.

In our experience, the best way to manage the dramatic price swings in a stock is to take a long-term view, and to have a firm opinion of the stocks’ intrinsic value. It is only by knowing what a stock is worth (through diligent research and analysis), that you can determine if the current market price accurately reflects the company’s value. While intrinsic value cannot be calculated with precision, it is often possible to establish a reliable range. With this intrinsic value range in mind, an investor is equipped to make the proper response when confronted with significant stock price swings.

While the price moves in 99 Cents Only Stores stock might seem unusual, they are actually quite common for an individual security. Consider that Fund holding CarMax has had nine separate 20% or greater declines since initial purchase in 2002, including declines of 51%, 80%, and 38%. Fund holding Bally Technologies has had sixteen separate 20% or greater price declines since initial purchase in 2001, including declines of 74%, 43%, 44%, 67%, 52%, and 41%. Despite this stock price volatility, like 99 Cents Only Stores, these companies have gradually grown their intrinsic value driving their stock price higher and producing nice returns for the Fund.

Our experience with 99 Cents Only Stores and other portfolio companies has long convinced us that volatility is the friend of the value investor with staying power. It is our observation that stock prices are much more volatile than a company’s intrinsic value, and therein lies opportunity for the prepared investor. While the market swoons of the last several years are not enjoyable, they do create the environment in which great investment bargains can exist. We attempt to use the market volatility to the Fund’s advantage by purchasing shares in companies that we admire at discount prices.

During the six month period, we used the market’s volatility to add two new holdings (UTi Worldwide, Inc. and Dick’s Sporting Goods, Inc.) and increase the size of six existing positions at compelling purchase prices. While recent market conditions remain particularly volatile due to the continuing European sovereign debt crisis, European recession, and fear of slowing growth in Asia, we believe many of the Fund’s largest holdings are well positioned to continue to grow cash earnings per share at a double digit clip over the next several years even in a slow growth environment. Along the way, we plan to remain steadfast through the ebb and flow of fear and greed, allowing market volatility to serve us, not instruct us.

The FBR Funds

FBR Focus Fund
Management Overview (continued)

99 Cents Only Stores - Shareholder Activism

In March 2011, 99 Cents Only Stores received a buyout proposal from its founding family (“Schiffer/Gold Family”) and the private equity firm Leonard Green Partners. We thought that the $19.09 per share proposal significantly undervalued the company, and, because of the Schiffer/Gold Family’s involvement, we had serious concerns about the rigor that the company’s board would apply in evaluating their offer against other opportunities.

As a long time investor in the company, and one of the largest shareholders, we believed that we had the credibility to favorably influence the sales process, and thereby improve results for Fund shareholders. Soon after the announced receipt of the buyout proposal, we changed our regulatory filing status with the SEC to “13D”, enabling significantly more latitude to engage with, and potentially challenge, the company and board leadership.

We hired specialized legal counsel, and undertook a campaign to impress upon the board and other shareholders why the company was worth significantly more than $19.09 per share, and the importance of conducting a robust sales process to secure the best offer available. This campaign included a public letter to the board in April 2011, a public letter to the board’s special committee in May 2011 (both available on file at the SEC’s web site), numerous private communications with the special committee and its financial advisors, press releases, press interviews, and conversations with other large 99 Cents Only shareholders.

On October 11, 2011, the company announced that it had signed a binding agreement to be purchased by Ares Management, Canada Pension Plan Investment Board, and the Schiffer/Gold Family for $22.00 per share, which was a 15.2% premium to the initial proposal of $19.09 per share. While the precise impact of our 13D involvement cannot be known with certainty, we believe that these efforts were a significant influence in the process.

We thank you for entrusting your capital to us. We take this responsibility very seriously, and we will do our best to protect and grow your investment.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Focus Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)
	One Year	Annualized Five Year	Annualized Ten Year

FBR Focus Fund Investor Class(1)(2)	10.79%	4.56%	11.79%
FBR Focus Fund Institutional Class(2)(5)	11.08%	4.83%	11.94%
Russell 2000 Index(1)(3)	(4.25)%	1.45%	6.19%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Focus Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Retail	22.9%
Entertainment	15.8%
Insurance	13.1%
Telecommunications	8.9%
Diversified Financial Services	8.8%
Media	4.9%
Internet	4.6%
Building Materials	3.4%
Advertising	2.6%
Transportation	2.4%
Healthcare Products	1.8%
Home Furnishings	1.6%

Cash	9.2%

The FBR Funds

FBR Focus Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 90.8%
	Advertising — 2.6%
630,000	Lamar Advertising Co., Class A*	$20,046,600

	Building Materials — 3.4%
825,000	Simpson Manufacturing Company, Inc.	25,599,750

	Diversified Financial Services — 8.8%
94,910	Diamond Hill Investment Group, Inc.	7,202,720
503,756	Encore Capital Group, Inc.*	11,939,017
454,839	Marlin Business Services Corp.	6,677,037
125,000	T. Rowe Price Group, Inc.	7,889,375
2,017,000	The Charles Schwab Corp.	28,843,100
173,137	White River Capital, Inc.	3,912,896

		66,464,145

	Entertainment — 15.8%
1,169,000	Bally Technologies, Inc.*	56,754,950
1,393,670	Penn National Gaming, Inc.*	62,687,277

		119,442,227

	Healthcare Products — 1.8%
180,000	Henry Schein, Inc.*	13,813,200

	Home Furnishings — 1.6%
680,160	American Woodmark Corp.	12,208,872

	Insurance — 13.1%
755,000	Aon PLC	39,109,000
136,640	Markel Corp.*	60,159,859

		99,268,859

	Internet — 4.6%
57,500	Google, Inc., Class A*	34,800,725

	Media — 4.9%
1,886,000	News Corp., Class A	36,965,600

The FBR Funds

FBR Focus Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Retail — 22.9%
1,840,088	CarMax, Inc.*	$56,803,516
30,000	Dick’s Sporting Goods, Inc.	1,518,000
730,000	O’Reilly Automotive, Inc.*	76,985,800
859,150	World Fuel Services Corp.	37,854,149

		173,161,465

	Telecommunications — 8.9%
1,034,000	American Tower Corp., Class A	67,809,720

	Transportation — 2.4%
754,200	Roadrunner Transportation Systems, Inc.*	13,085,370
328,277	UTi Worldwide, Inc.	5,472,378

		18,557,748

	Total Common Stocks (Cost $363,114,295)	688,138,911

	SHORT-TERM INVESTMENT — 9.5%
72,317,775	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01%^ (Cost $72,317,775)	72,317,775

	Total Investments — 100.3% (Cost $435,432,070)	760,456,686

	Liabilities Less Other Assets — (0.3)%	(2,450,437)

	Net Assets — 100.0%	$758,006,249

*	Non-income producing security
PLC	Public Liability Company
^	7-day yield as of April 30, 2012

Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

 For the six-month period ended April 30, 2012, the Investor Class of the FBR Large Cap Financial Fund returned 16.88%. This compares to the KBW Bank Sector Index, the S&P 500 Index and the Morningstar Financial Category Average, which returned 21.67%, 12.77% and 13.03% for the same period, respectively.

The favorable performance was primarily driven by positions in the large domestic commercial banks. Insurance and brokerage companies were primary detractors from performance during the period. Improvements in credit, somewhat better housing activity and better loan demand helped the commercial banks during the period. Continued weakness in the capital markets, lower trading volumes and commissions, and lower investment returns hurt the brokerage and insurance stocks during the period.

The Fund continues to be concentrated in the mid to large domestic commercial banks. I believe these companies are best positioned for a better economy and have downside protection as they are not directly exposed to European economies. These companies have also built strong balance sheets as indicated by much improved capital, loss reserves and liquidity levels.

Portfolio manager comments on the Fund and the related investment outlook.

The U.S. financial services industry continues to recover from a deep recession. However, headwinds persist and the developing concerns out of Europe which began about a year ago are weighing on everyone. Macro concern about the global financial system is overwhelming improvements at the individual company level. I also believe the macro concerns are real and need to be taken into account when investing in this sector. I believe that a healthy banking system is a precondition to a better economy. I believe the strongest banking system is in the U.S., and should offer a basis for the U.S. being one of the better economies relative to the world going forward.

While the large capitalization financial stocks are cheap relative to history, I remain cautious and will look to protect the downside if macro risks inflate further.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)
	One Year	Annualized Five Year	Annualized Ten Year

FBR Large Cap Financial Fund Investor Class(1)(2)	(1.21)%	(2.82)%	2.88%
S&P 500 Index(1)(3)	4.76%	1.01%	4.71%
KBW Bank Sector Index(1)(3)	(4.39)%	(13.91)%	(3.02)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic ecomony through changes in aggregate market value of 500 stocks representing all major industries. The KBW Bank Sector Index is a capitalization-weighted index composed of 24 geographically diverse stocks representing national money center banks and leading regional institutions.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Banks	68.5%
Insurance	8.6%
Diversified Financial Services	7.9%
Commercial Services	7.1%
Home Builders	3.4%
Savings & Loans	0.9%
Financial	0.7%

Cash	2.9%

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.1%
	Banks — 68.5%
380,000	Bank of America Corp.	$3,081,800
50,000	BB&T Corp.	1,602,000
62,000	Capital One Financial Corp.	3,439,760
30,000	CIT Group, Inc.*	1,135,500
100,000	Citigroup, Inc.	3,304,000
100,000	Comerica, Inc.	3,202,000
225,000	Fifth Third Bancorp	3,201,750
340,000	Huntington Bancshares, Inc.	2,274,600
80,000	JPMorgan Chase & Co.	3,438,400
390,000	KeyCorp	3,135,600
25,000	M&T Bank Corp.	2,156,750
130,000	Morgan Stanley	2,246,400
65,000	The Bank of New York Mellon Corp.	1,537,250
11,000	The Goldman Sachs Group, Inc.	1,266,650
50,000	The PNC Financial Services Group, Inc.	3,316,000
105,000	U.S. Bancorp	3,377,850
100,000	Wells Fargo & Co.	3,343,000
35,808	Zions Bancorp	730,125

		45,789,435

	Commercial Services — 7.1%
2,000	Alliance Data Systems Corp.*	256,980
3,000	MasterCard, Inc., Class A	1,356,810
65,000	Total System Services, Inc.	1,528,800
13,000	Visa, Inc., Class A	1,598,740

		4,741,330

	Diversified Financial Services — 7.9%
35,000	American Express Co.	2,107,350
15,000	Ameriprise Financial, Inc.	813,150
33,000	Discover Financial Services	1,118,700
85,000	The Charles Schwab Corp.	1,215,500

		5,254,700

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Financial — 0.7%
75,000	Regions Financial Corp.	$505,500

	Home Builders — 3.4%
40,000	Lennar Corp.	1,109,600
45,000	Toll Brothers, Inc.*	1,143,000

		2,252,600

	Insurance — 8.6%
5,000	American International Group, Inc.*	170,150
35,000	MetLife, Inc.	1,261,050
15,000	Prudential Financial, Inc.	908,100
140,000	SunTrust Banks, Inc.	3,399,200

		5,738,500

	Savings & Loans — 0.9%
5,000	Hudson City Bancorp, Inc.	35,300
40,000	New York Community Bancorp, Inc.	539,600

		574,900

	Total Common Stocks (Cost $57,966,016)	64,856,965

	SHORT-TERM INVESTMENT — 2.8%
1,896,355	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01%^ (Cost $1,896,355)	1,896,355

	Total Investments — 99.9% (Cost $59,862,371)	66,753,320

	Other Assets Less Liabilities — 0.1%	31,335

	Net Assets — 100.0%	$66,784,655

*	Non-income producing security
^	7-day yield as of April 30, 2012

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2012, the Investor Class of the FBR Small Cap Financial Fund returned 12.50%. This lags the NASDAQ Bank Index and the Morningstar Financial Category Average which returned 14.84% and 13.03% for the same period, respectively. The Fund outperformed the more broadly diversified Russell 2000 Index which returned 11.02% for the period.

Performance was favorably impacted by positions in traditional small cap banks and thrifts. Underperformance was driven by positions in small cap mortgage insurers and consumer credit companies.

The Fund remains predominantly invested in small cap banks and thrifts. These companies have stable funding sources (insured deposits) and the majority of their assets in U.S. home mortgages. Lower deposit costs have been a positive while the U.S. housing market is showing signs of stability.

Portfolio manager comments on the Fund and the related investment outlook.

Small cap banks and thrifts in the U.S. are slowly getting better. Lower rates have reduced funding costs. The struggling housing market, which began four years ago, is showing signs of life. They have built capital ratios, improved liquidity, reserved for credit costs and reestablished prudent credit standards. Finally, these companies have no European exposure and have some of the best balance sheets in the U.S. banking industry.

I believe the industry is “on the mend” and will eventually show improved earnings that will be more stable and predictable. These improved earnings should lead to higher valuations over time. I also expect consolidation activity to come back as regulatory and competitive costs force this process.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Small Cap Financial Fund Investor Class(1)(2)	(9.25)%	0.19%	5.53%
FBR Small Cap Financial Fund Institutional Class(2)(5)	(9.09)%	0.37%	5.62%
Russell 2000 Index(1)(3)	(4.25)%	1.45%	6.19%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Banks	40.3%
Savings & Loans	37.4%
Diversified Financial Services	6.5%
Investment Companies	4.2%
Insurance	3.9%
Real Estate Investment Trust	2.6%
Home Builders	2.1%
Commercial Services	1.6%

Cash	1.4%

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 94.4%
	Banks — 40.3%
150,000	Associated Banc-Corp	$1,999,500
160,000	BancorpSouth, Inc.	2,155,200
185,000	Banner Corp.	4,060,750
250,000	BBCN Bancorp, Inc.*	2,745,000
580,000	CapitalSource, Inc.	3,741,000
45,000	City National Corp.	2,396,700
100,000	Fifth Third Bancorp	1,423,000
220,000	First Commonwealth Financial Corp.	1,414,600
263,067	First Connecticut Bancorp, Inc.	3,469,854
450,000	First Horizon National Corp.	4,131,000
80,000	FirstMerit Corp.	1,344,000
410,000	Fulton Financial Corp.	4,300,900
35,000	Glacier Bancorp, Inc.	521,500
30,000	IBERIABANK Corp.	1,532,100
130,307	Independent Bank Corp.	3,657,717
190,000	KeyCorp	1,527,600
110,000	MB Financial, Inc.	2,273,700
160,000	National Penn Bancshares, Inc.	1,475,200
300,000	Popular, Inc.*	534,000
110,000	Privatebancorp, Inc.	1,730,300
260,000	Sterling Financial Corp.*	5,049,200
565,000	Susquehanna Bancshares, Inc.	5,859,050
430,000	TCF Financial Corp.	4,932,100
204,043	United Community Banks*	1,920,045
180,000	Valley National Bancorp	2,268,000
45,000	Webster Financial Corp.	1,022,850
150,000	Wintrust Financial Corp.	5,419,500
100,000	Zions Bancorporation	2,039,000

		74,943,366

	Commercial Services — 1.6%
115,000	Green Dot Corp., Class A*	3,034,850

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Diversified Financial Services — 6.5%
210,000	Encore Capital Group, Inc.*	$4,977,000
510,000	Netspend Holdings, Inc.*	3,891,300
45,000	Portfolio Recovery Associates, Inc.*	3,096,900

		11,965,200

	Home Builders — 2.1%
450,000	KB Home	3,906,000

	Insurance — 3.9%
90,000	CNO Financial Group, Inc.*	654,300
370,000	MBIA, Inc.*	3,729,600
825,000	MGIC Investment Corp.*	2,854,500

		7,238,400

	Real Estate Investment Trust — 2.6%
460,000	NorthStar Realty Finance Corp.	2,622,000
460,000	RAIT Financial Trust	2,226,400

		4,848,400

	Savings & Loans — 37.4%
560,000	Astoria Financial Corp.	5,426,400
210,000	BankUnited, Inc.	5,166,000
610,000	Brookline Bancorp, Inc.	5,477,800
290,000	Capitol Federal Financial	3,424,900
360,000	First Niagara Financial Group, Inc.	3,218,400
239,795	Flagstar Bancorp, Inc.*	208,718
355,000	Flushing Financial Corp.	4,625,650
94,331	Hingham Institution for Savings	5,438,182
30,000	HomeStreet, Inc.*	1,047,600
60,000	Investors Bancorp, Inc.*	926,400
200,000	Northwest Bancshares, Inc.	2,464,000
320,000	OceanFirst Financial Corp.	4,662,400
105,000	People’s United Financial, Inc.	1,295,700
120,000	Provident Financial Services, Inc.	1,764,000
320,000	Rockville Financial, Inc.	3,747,200

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Savings & Loans — 37.4% (continued)
200,000	Territorial Bancorp, Inc.	$4,344,000
350,000	TFS Financial Corp.*	3,440,500
210,013	United Financial Bancorp, Inc.	3,368,608
360,000	Washington Federal, Inc.	6,314,400
80,000	WSFS Financial Corp.	3,192,800

		69,553,658

	Total Common Stocks (Cost $164,687,881)	175,489,874

	INVESTMENT COMPANIES — 4.2%
235,000	American Capital Ltd.*	2,333,550
125,000	Fortress Investment Group LLC*	447,500
560,000	KKR Financial Holdings LLC	5,084,800

	Total Investment Companies (Cost $7,042,689)	7,865,850

	SHORT-TERM INVESTMENT — 1.3%
2,450,044	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01%^ (Cost $2,450,044)	2,450,044

	Total Investments — 99.9% (Cost $174,180,614)	185,805,768

	Other Assets Less Liabilities — 0.1%	77,426

	Net Assets — 100.0%	$185,883,194

*	Non-income producing security
LLC	Limited Liability Company
^	7-day yield as of April 30, 2012

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Technology Fund
Management Overview

Portfolio Managers: David Ellison and Winsor Aylesworth

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2012, the Investor Class of the FBR Technology Fund returned 9.48%. This compares to the S&P 500 Index, the NASDAQ Composite Index and the Morningstar Technology Category Average which returned 12.77%, 14.16% and 10.91% for the same period, respectively.

The Fund provided a good return for the six month period but continued to underperform its various benchmarks. The investment approach did not change as the Fund remained invested in technology companies that exhibit growing revenues, and increasing tangible book value with minimal debt. We acknowledge that this approach is conservative but is the correct one for long term performance with minimal risk.

For the last six months the major contributors to performance were familiar names. Apple, Inc. (NASDAQ Symbol: AAPL), priceline.com, Inc. (NASDAQ Symbol: PCLN) and Intuitive Surgical, Inc. (Nasdaq Symbol: ISRG) combined for an average return for the period of 46.44% and comprised 9.94% of the portfolio. All three are leaders in their respective segments of technology—Apple in retail devices, Priceline in on-line travel services and Intuitive Surgical in computerized surgical devices.

Major detractrors included Cognizant Technology Solutions Corp. (NASDAQ Symbol: CTSH), Riverbed Technology, Inc. (NASDAQ Symbol: RVBD) and Altera Corp. (NASDAQ Symbol: ALTR). The three had an average return of -15.25% and comprised 6.89% of the portfolio. Cognizant is a provider of information technology and heavily involved in cloud computing. Riverbed Technology is a software company involved in data handling and cloud computing while Altera is a semiconductor manufacturer. All three companies have little if any debt and are growing tangible book value. We continue to hold these names and trust the market will reward us over the long term.

Portfolio managers comments on the Fund and the related investment outlook.

In the last two shareholder letters, we have mentioned how the global economy appears to be in turmoil with Europe particularly under duress. Unfortunately, it appears that this continues and clouds the outlook and makes investing difficult. Asian markets appear to be in a slowdown, too. Even though the U.S. is not without its problems, it appears to be one of the safest places for capital and for innovation with the least amount of upheaval. In other words, in a world filled with uncertainty, the U.S. may be the best of the worst.

The good news is that technology plays a key role in making the world a better place, putting people to work and providing solutions to today’s problems. We continue to invest in technology companies that have minimal debt, a history growing revenues and growing tangible book value. In addition, until the European and Asian outlooks appear more

The FBR Funds

FBR Technology Fund
Management Overview (continued)

stable, we have limited the portfolio to those technology companies that are based in North America. We understand that we may miss some opportunities but we think this is the more conservative approach during this period of time.

We continue to appreciate your support as fellow investors in the Fund.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Technology Fund Investor Class(1)(2)	(4.04)%	1.41%	6.23%
FBR Technology Fund Institutional Class(2)(5)	(3.70)%	1.53%	6.29%
S&P 500 Index(1)(3)	4.76%	1.01%	4.71%
NASDAQ Composite Index(1)(3)	7.17%	4.85%	6.92%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Represents the performance of the Institutional Class shares after March 12, 2010 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Technology Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Semiconductors	25.2%
Computers	16.4%
Software	16.2%
Telecommunications	11.4%
Internet	9.6%
Machinery-Diversified	5.1%
Auto Parts & Equipment	4.1%
Health Care Products	4.0%
Electronics	2.7%
Biotechnology	1.5%
Manufacuturing	0.6%
Energy	0.6%
Electrical Components & Equipments	0.2%

Cash	2.4%

The FBR Funds

FBR Technology Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.6%
	Auto Parts & Equipment — 4.1%
8,910	Johnson Controls, Inc.	$284,853
625	Westport Innovations, Inc.*	19,562

		304,415

	Biotechnology — 1.5%
1,650	Acorda Therapeutics, Inc.*	41,646
620	Alexion Pharmaceuticals, Inc.*	55,998
1,000	AVEO Pharmaceuticals, Inc.*	11,500

		109,144

	Computers — 16.4%
543	Apple, Inc.*	317,242
3,972	Cognizant Technology Solutions Corp., Class A*	291,227
2,165	Fortinet, Inc.*	56,550
2,510	LivePerson, Inc.*	39,859
3,435	Mercury Computer Systems, Inc.*	45,342
1,140	MICROS Systems, Inc.*	64,786
4,745	NetApp, Inc.*	184,248
2,395	Riverbed Technology, Inc.*	47,253
739	Syntel, Inc.	44,259
3,280	Western Digital Corp.*	127,297

		1,218,063

	Electrical Components & Equipment — 0.2%
390	General Cable Corp.*	11,481

	Electronics — 2.7%
930	Cymer, Inc.*	48,211
790	ROFIN-SINAR Technologies, Inc.*	19,908
4,050	TTM Technologies, Inc.*	41,836
1,145	Woodward, Inc.	47,621
2,325	Zygo Corp.*	46,012

		203,588

	Energy — 0.6%
2,275	Clean Energy Fuels Corp.*	43,771

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Health Care Products — 4.0%
515	Intuitive Surgical, Inc.*	$297,773

	Internet — 9.6%
800	F5 Networks, Inc.*	107,144
535	Google, Inc., Class A*	323,798
200	Liquidity Services, Inc.*	10,666
290	priceline.com, Inc.*	220,638
925	Sourcefire, Inc.*	47,166

		709,412

	Machinery-Diversified — 5.1%
2,515	Cummins, Inc.	291,312
3,125	CVD Equipment Corp.*	43,500
10,250	Flow International Corp.*	42,128

		376,940

	Manufacturing — 0.6%
1,185	Polypore International, Inc.*	44,260

	Semiconductors — 25.2%
4,355	Altera Corp.	154,907
2,960	Amtech Systems, Inc.*	20,661
3,770	Analog Devices, Inc.	146,955
12,685	Applied Materials, Inc.	152,093
3,225	Atmel Corp.*	28,606
8,470	AXT, Inc.*	43,112
1,485	Cavium, Inc.*	43,451
1,675	Ceva, Inc.*	37,001
1,635	Cirrus Logic, Inc.*	44,766
810	Hittite Microwave Corp.*	43,367
11,550	Intel Corp.	328,020
2,185	KLA-Tencor Corp.	113,948
3,300	Kulicke & Soffa Industries, Inc.*	43,230
1,315	Nanometrics, Inc.*	20,396
2,158	OmniVision Technologies, Inc.*	39,750

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Semiconductors — 25.2% (continued)
1,585	ON Semiconductor Corp.*	$13,092
5,100	QUALCOMM, Inc.	325,584
1,875	Rubicon Technology, Inc.*	17,719
1,600	Semtech Corp.*	43,616
2,805	Skyworks Solutions, Inc.*	76,128
2,495	Teradyne, Inc.*	42,939
1,300	Ultratech, Inc.*	41,522
1,350	Volterra Semiconductor Corp.*	44,402

		1,865,265

	Software — 16.2%
2,215	Cerner Corp.*	179,614
1,400	Informatica Corp.*	64,428
2,600	Mediware Information Systems, Inc.*	38,090
9,810	Microsoft Corp.	314,116
7,620	Oracle Corp.	223,952
2,125	PROS Holdings, Inc.*	41,841
1,200	Radware Ltd.*	46,176
1,275	Red Hat, Inc.*	76,003
1,955	VMware, Inc., Class A*	218,413

		1,202,633

	Telecommunications — 11.4%
1,650	Acme Packet, Inc.*	46,316
1,615	Aruba Networks, Inc.*	34,109
15,920	Cisco Systems, Inc.	320,788
20,460	Corning, Inc.	293,601
2,370	Finisar Corp.*	39,152
785	IPG Photonics Corp.*	37,994
1,115	Netgear, Inc.*	42,927
815	NeuStar, Inc.*	29,625

		844,512

	Total Common Stocks (Cost $6,461,001)	7,231,257

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 3.2%
236,759	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01%^ (Cost $236,759)	$236,759

	Total Investments — 100.8% (Cost $6,697,760)	7,468,016

	Liabilities Less Other Assets — (0.8)%	(57,865)

	Net Assets — 100.0%	$7,410,151

*	Non-income producing security
^	7-day yield as of April 30, 2012

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview

Portfolio Manager: Winsor Aylesworth

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-months ended April 30, 2012, the Investor Class of the FBR Gas Utility Index Fund returned 7.39%. This compares to the American Gas Association (AGA) Stock Index, the S&P 500 Index and the Morningstar Utilities Category Average which returned 6.81%, 12.77% and 5.44% for the same period, respectively.

The Fund continued its outperformance versus its benchmark and the Morningstar Utilities Category Average. This shows the market’s favor to the Fund’s investments and its emphasis on natural gas distribution companies. As an index fund, the Fund’s positive variation to the Fund’s benchmark continues to be an exception. Investors should not expect this to be the norm going forward as expectations should be slightly less than the benchmark due to fund expenses. The current positive variation is a function of the Fund’s cash flows and the timing of investments. The overall stock market had a better six month period as measured by the S&P 500 Index. This was a result of investors willing to invest in other asset classes than utilities as the economy seemed to be improving ever so slightly.

The AGA Stock Index and hence the Fund had three changes for the period. Southern Union Co. (NYSE Symbol: SUG) was acquired by Energy Transfer Equity, LP (NYSE Symbol: ETE). ETE operates natural gas pipelines, storage and processing facilities as well as a retail propane business. ETE was added to the Index as a result of their acquisition. Constellation Energy Group, Inc. (NYSE Symbol: CEG) was acquired by Exelon Corp. (NYSE Symbol: EXC). Exelon is a Chicago based diversified energy company with electric generating facilities and a retail gas distribution business. EXC was and continues to be a component of the index. Finally Nicor, Inc. (NYSE Symbol: GAS) was acquired by AGL Resources, Inc. (NYSE Symbol: AGL). Nicor was a Midwest diversified Gas utility while AGL had historically been the local gas distributor in Atlanta. The combined company is now known as AGL Resources, Inc. (NYSE Symbol: GAS) based in Atlanta and provides gas distribution, transmission, electrical generation services throuout the southeast and Midwest.

For the six month period, the Fund paid dividends totaling $0.268678 per share. This is a 12.77% increase from the same period a year ago and is a good indicator of the health of the natural gas industry.

For the six month period, major contributors to performance were The Williams Companies, Inc. (NYSE Symbol: WMB,), Enbridge, Inc. (NYSE Symbol: ENB) and Sempra Energy (NYSE Symbol: SRE). Williams and Enbridge are major pipeline

The FBR Funds

FBR Gas Utility Index Fund
Management Overview (continued)

companies in North America while Sempra is a diversified utility based in Southern California and is a leader in providing wind, solar and geothermal generated electricity to the consumer. The average return for these three companies for the six month period was 26.6% and the three companies combined to make up 14.7% of the portfolio.

Major detractors to performance were National Fuel Gas Co. (NTSE Symbol: NFG), Nicor, Inc. (NYSE Symbol: GAS) and AGL Resources, Inc. (NYSE Symbol:AGL). NFG is one of our few holdings that has exposure to the E&P (Exploration and Production) sector of the industry and was impacted by the record low prices for natural gas. The historic warm winter weather impacted both Nicor and AGL which as previously stated merged in late 2011. The three companies had an average return for the period of -18.5% and combined to make up approximately 6.7% of the portfolio.

Portfolio manager comments on the Fund and the related investment outlook.

What a difference six months makes in the returns for your Fund and for the companies that make up the AGA Stock Index. It was just in the last shareholder report that we mentioned we were in the “Golden Age” of natural gas. What has happened?

Well, I also mentioned that the short-term performance is subject to the impact of weather. Much of the country experienced a record warm winter. This resulted in lower revenues for most of the companies in the Fund’s portfolio as the heating needs were lower than normal. Whether the warm winter was the first of many and more proof of “Global Warming”, only time will tell. We are now about to enter the summer cooling season and if we continue to have record warmth, this should be a positive impact for the Fund’s investments.

The “Golden Age” of natural gas continues to be alive and well. Supplies are at record levels, prices are near record lows and many initiatives to build demand have begun. Infrastructure to support natural gas vehicles (NGV’s) continues and auto makers will begin to have available to the public more vehicle options. Base load electric generation is being converted from coal to gas when possible to take advantage of the low price. Steel and chemical manufacturers who went overseas to avoid high energy costs are returning due to the low price of natural gas. All of these factors should build the demand for gas and be a favorable development for the gas distribution and transmission companies which make up the bulk of the portfolio.

So we continue to think that this is the right fund in the right industry at the right time. Barring the short-term impact of weather (both good and bad) and the health of the overall

The FBR Funds

FBR Gas Utility Index Fund
Management Overview (continued)

economy, the companies in the Fund’s portfolio should show growth and hence increased stock prices as the previously mentioned demand factors kick in.

As always I want to thank you in joining me as an investor in the Fund.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)(5)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Gas Utility Index Fund Investor Class(1)(2)	13.35%	6.48%	8.59%
S&P 500 Index(1)(3)	4.76%	1.01%	4.71%
AGA Stock Index(1)(3)	12.85%	6.43%	9.03%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the American Gas Association.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Effective April 1, 2003, the Fund changed its fiscal year-end from March 31 to October 31.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Gas	35.0%
Pipelines	34.4%
Electric	25.3%
Oil & Gas	3.5%
Insurance	0.5%

Cash	1.3%

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.7%
	Electric — 25.3%
2,400	ALLETE, Inc.	$98,904
45,692	Alliant Energy Corp.	2,067,106
76,890	Ameren Corp.	2,521,223
58,199	Avista Corp.	1,538,782
43,100	Black Hills Corp.	1,422,731
12,325	CH Energy Group, Inc.	808,766
355,148	CMS Energy Corp.	8,164,853
211,670	Consolidated Edison, Inc.	12,583,781
504,957	Dominion Resources, Inc.	26,353,706
135,215	DTE Energy Co.	7,623,422
191,012	Duke Energy Corp.	4,093,387
7,600	Entergy Corp.	498,256
184,682	Exelon Corp.	7,204,445
164,021	Integrys Energy Group, Inc.	8,962,107
312,285	MDU Resources Group, Inc.	7,163,818
17,411	MGE Energy, Inc.	796,379
64,875	Northeast Utilities	2,385,454
14,750	NV Energy, Inc.	245,587
41,604	Pepco Holdings, Inc.	787,148
504,409	PG&E Corp.	22,284,790
55,735	PPL Corp.	1,524,352
493,825	Public Service Enterprise Group, Inc.	15,382,649
134,890	TECO Energy, Inc.	2,430,718
2,350	The Empire District Electric Co.	48,222
109,704	UIL Holdings Corp.	3,770,526
12,480	UniSource Energy Corp.	454,272
26,283	Unitil Corp.	695,448
123,460	Wisconsin Energy Corp.	4,548,266
266,397	Xcel Energy, Inc.	7,208,703

		153,667,801

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Gas — 35.0%
497,270	AGL Resources, Inc.	$19,607,356
384,545	Atmos Energy Corp.	12,528,476
714,673	CenterPoint Energy, Inc.	14,443,541
24,387	Chesapeake Utilities Corp.	1,024,742
10,192	Corning Natural Gas Corp.	173,264
15,846	Delta Natural Gas Company, Inc.	681,378
24,599	Gas Natural, Inc.	281,659
241,493	National Fuel Gas Co.	11,427,449
545,669	National Grid PLC ADR	29,515,236
154,342	New Jersey Resources Corp.	6,673,748
768,635	NiSource, Inc.	18,946,853
121,516	Northwest Natural Gas Co.	5,553,281
338,164	Piedmont Natural Gas Company, Inc.	10,307,239
651,334	Questar Corp.	12,863,846
23,118	RGC Resources, Inc.	423,059
460,506	Sempra Energy	29,813,158
98,049	South Jersey Industries, Inc.	4,828,913
212,858	Southwest Gas Corp.	8,944,293
109,149	The Laclede Group, Inc.	4,298,288
162,375	UGI Corp.	4,738,103
176,916	Vectren Corp.	5,210,176
230,332	WGL Holdings, Inc.	9,238,617

		211,522,675

	Insurance — 0.5%
27	Berkshire Hathaway, Inc., Class A*	3,261,600

	Oil & Gas — 3.5%
667,024	Cheniere Energy, Inc.*	12,213,210
97,629	Energen Corp.	5,113,807
81,910	EQT Corp.	4,080,756

		21,407,773

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Pipelines — 34.4%
998,580	El Paso Corp.	$29,627,869
723,001	Enbridge, Inc.	30,286,512
719,972	Energy Transfer Equity, LP	30,210,025
337,148	ONEOK, Inc.	28,957,642
964,997	Spectra Energy Corp.	29,664,008
885,185	The Williams Companies, Inc.	30,122,845
670,707	TransCanada Corp.	29,497,694

		208,366,595

	Total Common Stocks (Cost $408,768,835)	598,226,444

	SHORT-TERM INVESTMENT — 0.8%
5,054,678	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01%^ (Cost $5,054,678)	5,054,678

	Total Investments — 99.5% (Cost $413,823,513)	603,281,122

	Other Assets Less Liabilities — 0.5%	2,870,352

	Net Assets — 100.0%	$606,151,474

*	Non-income producing security
ADR	American Depositary Receipt
PLC	Public Liability Company
LP	Limited Partnership
^	7-day yield as of April 30, 2012

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Balanced Fund
Management Overview

For the six-months ended April 30, 2012, the Investor Class of the FBR Balanced Fund returned 8.11%. This compares to the S&P 500 Index, the Morningstar Moderate Allocation Category Average and the Blended Balanced Index1 which returned 12.77%, 7.40% and 2.08% for the same period, respectively.

The London Company

Portfolio Managers: Stephen M. Goddard, CFA®, Jonathan T. Moody, CFA®, J. Wade Stinnette, Jr., J. Brian Campbell, CFA®, and Mark E. DeVaul, CFA®, CPA

Over the previous six months, how did the equity portion of the Fund perform and what factors contributed to this performance?

Equity returns were strong for the six months ending April 30, 2012. The S&P 500 Index was up 12.77%, led by the more cyclical, higher beta segments of the market. In a reversal from 2011, the bulk of the gains were in the cyclical Technology, Consumer Discretionary, and Financial sectors. Unsurprisingly, defensive sectors Consumer Staples, Utilities, and Energy trailed the market.

With our ‘Defense First’ investment philosophy, we expect to lag when equity markets appreciate sharply. This is especially true when the results for higher quality, high ROC (return on capital) companies trail those of lower quality, low ROC companies, as they have for these six months.

Portfolio manager comments on the equity portion of the Fund and the related investment outlook.

There is enough economic improvement to conclude things are heading in the right direction. Corporate earnings are robust and jobless claims have fallen considerably since their peak. Business and consumer confidence are escalating and there have been 3.5 million people added to the workforce over the past two years, slowly reducing the unemployment rate to 8.3%.

The bull market which began in March 2009 has been built on a dual foundation of Fed liquidity and the exceptional profitability of Corporate America. Across all industries, companies are producing more with less. While this inhibits job growth, it has increased earnings growth and cash flow. Corporate per share earnings are up nearly 95% since the market bottom while per share revenues are up only 1%, resulting in record profit margins. Peak margins may be able to carry-on at higher levels for as long as management teams sit on excess cash and delay capital spending. Investment and employment growth are still being restrained by uncertainty on taxes, healthcare costs, and other regulatory risks. Many

[1]	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.

The FBR Funds

FBR Balanced Fund
Management Overview (continued)

of these issues are gaining clarity, but likely won’t be resolved until the November election. With profit margins peaking and revenue growth hard to come by, management teams are seeking alternate routes to value creation. One of the most prevalent actions of late has been a surge in companies initiating divestitures and spin-offs. These transactions typically create shareholder value by reducing the conglomerate discount and allowing new companies easier access to capital to grow the business.

The outlook is favorable considering the challenges we faced three years ago. Economic data is strengthening, corporate America is in relatively good health, volatility has been temporarily subdued, and the better management teams are recognizing opportunities to create value for shareholders. We believe this environment is favorable to active managers who can uncover predictable, highly profitable business models that have limited downside risk.

Financial Counselors, Inc.

Portfolio Manager: Gary Cloud, CFA® and Peter Greig, CFA®

Over the previous six months, how did the fixed income portion of the FBR Balanced Fund perform and what factors contributed to this performance?

The FBR Balanced Fund’s bond allocation performed in line with a representative mix of Intermediate Term Bond Indices over the previous six months. A factor contributing to this performance was the modest overweight position in investment grade credit. Corporate bond spreads to Treasuries narrowed moderately over this time period resulting in a notable excess return on these holdings compared to Treasuries. For example, the six month total return for the Barclays U.S. Treasury Index ending April 30, 2012 was 1.87% compared to 3.64% for the Barclays Corporate Index.

The sector overweight in Corporates combined with the higher income component from these securities were the two largest positive factors impacting relative performance. Security premium amortization and bond paydown characteristics were two negative factors impacting performance compared to the benchmark.

Elevated fears of an unruly financial and economic outcome in Europe subsided over the reporting period as the European Central Bank injected $1.3 trillion dollars into their banking system. These developments encouraged a desire for higher levels of risk taking and Corporate yield spreads narrowed while Treasury yields declined close to historic lows. The net result was a very good return on investment grade bonds.

Portfolio manager comments on the fixed income portion of the Fund and related investment outlook.

Looking forward, it seems you cannot read any investment strategy report or watch any financial news station without some economist, analyst, strategist, or high-profile portfolio

The FBR Funds

FBR Balanced Fund
Management Overview (continued)

manager voicing concern about the European debt crisis and how it will impact U.S. markets. The Fund has been boosting its holding in Treasuries and currently has a small overweight duration position, expecting that market rates can move lower.

Our investment team continues to take a cautious view of the politically charged situation in Europe and is concerned about further market and economic fallout. It is our belief that market rates in the U.S. are likely to remain low for an extended period of time as funding issues for peripheral sovereign nations and their banking systems persist for the foreseeable future.

While many measures indicate that the U.S. economy is on a more stable footing, we have concerns about the second half of 2012 as employers and investors assess the uncertainty of changed tax rates and automatic federal spending cuts. That being said, the U.S. economy and markets have been the primary beneficiary of global risk aversion. Therefore, our financial markets should continue to be some of the best relative performers on a global basis as we approach year end 2012.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Balanced Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2)(5) vs. Various Indices(1)(3)(6)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Balanced Fund Investor Class(1)(2)(5)	9.03%	5.14%	7.17%
FBR Balanced Fund Institutional Class(2)(5)	9.29%	5.38%	7.37%
S&P 500 Index(1)(3)	4.76%	1.01%	4.71%
Blended Balanced Index(6)	5.53%	3.34%	5.25%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)

The Fund is the investment successor to the AFBA 5Star Balanced Fund which commenced operations on June 3, 1997. On March 12, 2010, the AFBA 5Star Balanced Fund was reorganized into the Fund. The performance presented for the Investor Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Advisor Class shares of the AFBA 5Star Balanced Fund and the performance presented for the Institutional Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Class I shares of the AFBA 5Star Balanced Fund.

(6)

The Blended Balanced Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.

The FBR Funds

FBR Balanced Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sectors	% of Total Investments

Common Stocks	58.4%
Consumer, Non-Cyclical	12.9%
Technology	8.9%
Basic Materials	7.4%
Financial	6.8%
Communications	5.8%
Industrial	4.1%
Consumer, Cyclical	3.9%
Energy	3.2%
Utilities	2.9%
Real Estate Investment Trust	2.5%
Corporate Bonds	17.7%
Financial	10.3%
Communications	2.0%
Basic Materials	1.6%
Technology	1.3%
Consumer, Cyclical	0.9%
Industrial	0.6%
Consumer, Non-Cyclical	0.6%
Energy	0.2%
Utilities	0.2%
U.S. Treasury Obligations	16.2%
U.S. Government Agency Obligations	4.4%
Investment Companies	1.4%

Cash	1.9%

The FBR Funds

FBR Balanced Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 58.4%
	Basic Materials — 7.4%
83,940	Albemarle Corp.	$5,481,282
130,120	MeadWestvaco Corp.	4,140,419
24,888	NewMarket Corp.	5,555,499

		15,177,200

	Communications — 5.8%
193,879	Cisco Systems, Inc.	3,906,662
263,789	Corning, Inc.	3,785,372
100,297	Verizon Communications, Inc.	4,049,993

		11,742,027

	Consumer, Cyclical — 3.9%
110,897	CarMax, Inc.*	3,423,391
49,339	Lowes Companies, Inc.	1,552,698
49,653	Wal-Mart Stores, Inc.	2,925,058

		7,901,147

	Consumer, Non-Cyclical — 12.9%
107,948	Altria Group, Inc.	3,477,005
138,548	Bristol-Myers Squibb Co.	4,623,347
14,354	Brown-Forman Corp., Class B	1,239,468
16,971	Lorillard, Inc.	2,296,006
101,272	Pfizer, Inc.	2,322,167
26,974	Philip Morris International, Inc.	2,414,443
66,867	Reynolds American, Inc.	2,730,179
44,019	The Coca-Cola Co.	3,359,530
19,294	The Hershey Co.	1,292,891
21,165	Visa, Inc., Class A	2,602,872

		26,357,908

	Energy — 3.2%
37,611	Chevron Corp.	4,007,828
34,257	ConocoPhillips	2,453,829
1,750	Linn Energy LLC	70,438

		6,532,095

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Financial — 6.8%
47,092	Berkshire Hathaway, Inc., Class B*	$3,788,551
141,564	Eaton Vance Corp.	3,723,133
4,500	Starwood Property Trust, Inc.	93,915
135,113	Wells Fargo & Co.	4,516,828
3,202	White Mountains Insurance Group Ltd.	1,674,646

		13,797,073

	Industrial — 4.1%
59,012	Alexander & Baldwin, Inc.	3,019,054
43,165	Energizer Holdings, Inc.*	3,078,959
25,870	FedEx Corp.	2,282,769

		8,380,782

	Real Estate Investment Trust — 2.5%
7,000	Apollo Commercial Real Estate Finance, Inc.	112,910
27,500	Chimera Investment Corp.	79,475
90,356	Hatteras Financial Corp.	2,632,070
88,479	UDR, Inc.	2,329,652

		5,154,107

	Technology — 8.9%
144,504	Dell, Inc.*	2,365,530
171,930	EMC Corp.*	4,850,145
160,004	Intel Corp.	4,544,114
13,869	International Business Machines Corp.	2,871,993
109,035	Microsoft Corp.	3,491,301

		18,123,083

	Utilities — 2.9%
86,226	Dominion Resources, Inc.	4,500,135
69,415	Duke Energy Corp.	1,487,563

		5,987,698

	Total Common Stocks (Cost $98,295,864)	119,153,120

	PREFERRED STOCK — 0.0%
13,600	Federal National Mortgage Association, Perpetual, Series S, 8.25%, due 12/31/15* (Cost $340,000)	16,728

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	CORPORATE BONDS — 17.7%
	Basic Materials — 1.6%
$625,000	Alcoa, Inc.	6.150%	08/15/20	$682,503
350,000	Barrick Gold Financeco LLC	6.125	09/15/13	374,695
250,000	BHP Billiton Finance USA Ltd.	6.750	11/01/13	272,498
315,000	EI du Pont de Nemours & Co.	4.750	03/15/15	350,637
250,000	International Paper Co.	9.375	05/15/19	334,576
640,000	Rio Tinto Finance USA PLC	2.000	03/22/17	647,878
550,000	The Dow Chemical Co.	4.250	11/15/20	585,839

				3,248,626

	Communications — 2.0%
400,000	CenturyLink, Inc.	5.150	06/15/17	416,641
600,000	Comcast Corp.	4.950	06/15/16	678,838
275,000	Corning, Inc.	6.850	03/01/29	326,687
400,000	Deutsche Telekom International Finance BV	5.875	08/20/13	424,328
250,000	eBay, Inc.	3.250	10/15/20	259,683
400,000	Juniper Networks, Inc.	4.600	03/15/21	430,433
350,000	Symantec Corp.	4.200	09/15/20	366,589
300,000	Telefonica Emisiones SAU	3.992	02/16/16	290,310
300,000	Telefonica Emisiones SAU	5.877	07/15/19	296,288
450,000	Verizon Communications, Inc.	8.750	11/01/18	615,497

				4,105,294

	Consumer, Cyclical — 0.9%
300,000	Best Buy Company, Inc.	6.750	07/15/13	314,101
400,000	CVS Caremark Corp.	4.750	05/18/20	454,578
150,000	Marriott International, Inc., Series J	5.625	02/15/13	155,353
300,000	Starbucks Corp.	6.250	08/15/17	363,010
200,000	The Home Depot, Inc.	5.400	03/01/16	231,038
300,000	Wal-Mart Stores, Inc.	5.000	10/25/40	343,244

				1,861,324

	Consumer, Non-Cyclical — 0.6%
150,000	Anheuser-Busch InBev Worldwide, Inc.	7.750	01/15/19	198,731
350,000	Diageo Capital PLC	7.375	01/15/14	389,362
325,000	GlaxoSmithKline Capital, Inc.	4.850	05/15/13	340,062
250,000	UnitedHealth Group, Inc.	5.375	03/15/16	287,415

				1,215,570

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Energy — 0.2%
$200,000	Devon Energy Corp.	5.625%	01/15/14	$216,483
150,000	Husky Energy, Inc.	5.900	06/15/14	164,765

				381,248

	Financial — 10.3%
650,000	Aflac, Inc.	8.500	05/15/19	860,121
650,000	American Express Credit Corp.	2.750	09/15/15	674,984
60,000	American Express Credit Corp., Series C	7.300	08/20/13	64,788
270,000	American International Group, Inc.	4.250	09/15/14	282,041
575,000	American International Group, Inc.	5.850	01/16/18	633,930
700,000	Associated Banc-Corp	5.125	03/28/16	741,721
300,000	Associates Corporation of North America	6.950	11/01/18	339,984
275,000	AT&T, Inc.	2.950	05/15/16	292,260
250,000	AT&T, Inc.	3.000	02/15/22	251,260
200,000	AT&T, Inc.	5.350	09/01/40	219,428
400,000	Bank of Montreal	2.500	01/11/17	411,330
79,000	Boston Properties LP	6.250	01/15/13	81,798
325,000	Caterpillar Financial Services Corp.	4.900	08/15/13	342,511
705,000	Citigroup, Inc.	6.125	11/21/17	783,107
375,000	CME Group, Inc.	5.750	02/15/14	408,239
575,000	Credit Suisse USA, Inc.	5.125	08/15/15	631,559
275,000	Discover Financial Services	5.200	04/27/22	284,873
700,000	Fifth Third Bancorp	3.625	01/25/16	743,087
240,000	First Niagara Financial Group, Inc.	6.750	03/19/20	267,882
250,000	General Electric Capital Corp.	5.500	06/04/14	271,716
450,000	General Electric Capital Corp.	5.400	02/15/17	515,773
700,000	HSBC Finance Corp.	5.000	06/30/15	751,415
650,000	JPMorgan Chase & Co.	5.125	09/15/14	698,477
400,000	KeyCorp	3.750	08/13/15	425,329
450,000	KeyCorp	5.100	03/24/21	506,790
320,000	Lazard Group	6.850	06/15/17	353,762
780,000	Lincoln National Corp.	6.250	02/15/20	894,084
300,000	Manulife Financial Corp.	3.400	09/17/15	311,604
455,000	Merrill Lynch & Company, Inc.(a)	6.875	04/25/18	507,653
250,000	Merrill Lynch & Company, Inc., Series MTNC(a)	0.927	01/15/15	232,398
100,000	MetLife, Inc., Series A	6.817	08/15/18	123,733

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Financial — 10.3% (continued)
$250,000	Morgan Stanley	4.750%	04/01/14	$252,093
250,000	Morgan Stanley	6.625	04/01/18	261,630
250,000	Morgan Stanley	5.750	01/25/21	247,277
350,000	New York Life Global Funding(b)	5.250	10/16/12	357,458
310,000	Prudential Financial, Inc.	5.500	03/15/16	346,053
285,000	Prudential Financial, Inc., Series MTNB	5.100	09/20/14	307,946
700,000	Raymond James Financial, Inc.	5.625	04/01/24	723,607
275,000	St. Paul Travelers, Inc.	5.500	12/01/15	313,971
375,000	SunTrust Banks, Inc.	5.250	11/05/12	383,041
250,000	SunTrust Banks, Inc.	3.600	04/15/16	260,092
250,000	SunTrust Banks, Inc.	6.000	09/11/17	280,450
150,000	Swiss Re Solutions Holding Corp.	7.000	02/15/26	177,296
450,000	The Bear Stearns Companies, Inc.	6.400	10/02/17	525,770
600,000	The Goldman Sachs Group, Inc.	5.375	03/15/20	623,542
300,000	The Hartford Financial Services Group, Inc.	5.375	03/15/17	320,717
400,000	The Royal Bank of Scotland PLC	4.375	03/16/16	408,442
300,000	Wachovia Corp.	5.250	08/01/14	322,748
550,000	Wells Fargo & Co.	5.250	10/23/12	561,471
450,000	Westpac Banking Corp.	4.875	11/19/19	490,261

				21,071,502

	Industrial — 0.6%
650,000	Agilent Technologies, Inc.	5.000	07/15/20	737,783
300,000	FedEx Corp.	7.375	01/15/14	332,005
220,000	The Boeing Co.	5.000	03/15/14	238,555

				1,308,343

	Technology — 1.3%
300,000	Applied Materials, Inc.	4.300	06/15/21	332,413
550,000	Dell, Inc.	4.625	04/01/21	620,795
250,000	Hewlett Packard Co.	2.650	06/01/16	254,794
150,000	Hewlett Packard Co.	3.000	09/15/16	154,614
250,000	Hewlett Packard Co.	6.000	09/15/41	277,335
250,000	Intel Corp.	3.300	10/01/21	264,737
650,000	KLA-Tencor Corp.	6.900	05/01/18	787,498

				2,692,186

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Utilities — 0.2%
$275,000	Sempra Energy	6.500%	06/01/16	$327,552

	Total Corporate Bonds (Cost $34,503,458)			36,211,645

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
1,300,000	Federal Farm Credit Bank	2.040	07/27/16	1,305,893
249,274	Federal Home Loan Mortgage Corp.	5.000	05/01/20	271,880
490,556	Federal Home Loan Mortgage Corp.	5.500	04/01/37	544,306
650,000	Federal National Mortgage Association	2.000	07/27/16	652,471
306,118	Federal National Mortgage Association	4.500	08/01/20	329,963
357,305	Federal National Mortgage Association	6.000	10/01/37	396,456
1,384,506	Federal National Mortgage Association	3.500	01/01/42	1,439,643
1,825,469	Federal National Mortgage Association	4.000	10/01/41	1,934,177
1,919,521	Federal National Mortgage Association	4.000	12/01/41	2,033,830

	Total U.S. Government Agency Obligations (Cost $8,725,649)			8,908,619

	U.S. TREASURY OBLIGATIONS — 16.2%
1,700,000	U.S. Treasury Bond	6.250	08/15/23	2,414,797
1,500,000	U.S. Treasury Bond	5.250	02/15/29	2,036,720
3,360,000	U.S. Treasury Bond	5.000	05/15/37	4,586,924
1,300,000	U.S. Treasury Bond	3.125	02/15/42	1,303,860
5,150,000	U.S. Treasury Note	2.250	05/31/14	5,360,022
2,450,000	U.S. Treasury Note	1.250	09/30/15	2,514,504
2,305,000	U.S. Treasury Note	3.125	10/31/16	2,550,448
800,000	U.S. Treasury Note	4.500	05/15/17	945,062
2,050,000	U.S. Treasury Note	3.750	11/15/18	2,384,406
250,000	U.S. Treasury Note	3.625	08/15/19	289,434
2,885,000	U.S. Treasury Note	3.500	05/15/20	3,315,722
5,250,000	U.S. Treasury Note	2.125	08/15/21	5,385,350

	Total U.S. Treasury Obligations (Cost $32,650,841)			33,087,249

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	INVESTMENT COMPANIES — 1.4%
21,600	iShares iBoxx $High Yield Corporate Bond Fund	$1,969,920
8,000	NGP Capital Resources Co.	48,720
11,500	PennantPark Investment Corp.	120,175
17,500	SPDR Barclays Capital High Yield Bond	695,275
8,000	Wells Fargo Advantage Income Opportunities Fund	82,320

	Total Investment Companies (Cost $2,925,184)	2,916,410

	SHORT-TERM INVESTMENT — 1.0%
2,000,234	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01%^ (Cost $2,000,234)	2,000,234

	Total Investments — 99.1% (Cost $179,441,230)	202,294,005

	Other Assets Less Liabilities — 0.9%	1,876,978

	Net Assets — 100.0%	$204,170,983

*	Non-income producing security
(a)	Variable/floating rate security
(b)

This security is a restricted security under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2012, the total amount of 144A securities was $357,458 or 0.2% of total net assets.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Liability Company
^	7-day yield as of April 30, 2012

Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Core Bond Fund
Management Overview

Portfolio Manager: Gary Cloud, CFA® and Peter Greig, CFA®, Financial Counselors, Inc.

For the six-months ended April 30, 2012, the Investor Class of the FBR Core Bond Fund returned 3.40%. This compares to the Barclays Capital Intermediate U.S. Government/Credit Total Return Index and the Morningstar Intermediate Term Bond Category Average which returned 2.08% and 3.20% for the same period, respectively.

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

The Fund performed well over the previous six months compared to a representative mix of Intermediate Term Bond Indices. The main contributor to this outperformance was the overweight position in investment grade credit. Corporate bond spreads to Treasuries narrowed moderately over this time period resulting in a notable excess return on these holdings compared to Treasuries. For example, the six month total return for the Barclays U.S. Treasury Index ending April 30, 2012 was 1.87% compared to 3.64% for the Barclays Corporate Index.

The sector overweight in Corporates combined with the higher income component from these securities were the two largest positive factors impacting relative performance. Security premium amortization and bond paydown characteristics were two negative factors impacting performance compared to the benchmark.

Elevated fears of an unruly financial and economic outcome in Europe subsided over the reporting period as the European Central Bank injected $1.3 trillion dollars into their banking system. These developments encouraged a desire for higher levels of risk taking and Corporate yield spreads narrowed while Treasury yields declined close to historic lows. The net result was a very good return on investment grade bonds.

Portfolio manager comments on the Fund and related investment outlook.

Looking forward, it seems you cannot read any investment strategy report or watch any financial news station without some economist, analyst, strategist, or high-profile portfolio manager voicing concern about the European debt crisis and how it will impact U.S. markets. The Fund has been boosting its holding in Treasuries and currently has a small overweight duration position, expecting that market rates can move lower.

Our investment team continues to take a cautious view of the politically charged situation in Europe and is concerned about further market and economic fallout. It is our belief that market rates in the U.S. are likely to remain low for an extended period of time as funding issues for peripheral sovereign nations and their banking systems persist for the foreseeable future.

While many measures indicate that the U.S. economy is on a more stable footing, we have concerns about the second half of 2012 as employers and investors assess the uncertainty of changed tax rates and automatic federal spending cuts. That being said, the U.S.

The FBR Funds

FBR Core Bond Fund
Management Overview (continued)

economy and markets have been the primary beneficiary of global risk aversion. Therefore, our financial markets should continue to be some of the best relative performers on a global basis as we approach year end 2012.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Core Bond Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2)(5) vs. Barclays Capital Intermediate U.S. Government/Credit Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2012(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Core Bond Fund Investor Class(1)(2)(5)	5.67%	5.48%	6.43%
FBR Core Bond Fund Institutional Class(2)(5)	5.93%	5.74%	6.70%
Barclays Capital Intermediate U.S. Government/Credit Index(1)(3)	5.86%	5.76%	5.21%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The Barclays Capital Intermediate U.S. Government/Credit Index measures performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years. Securities have $250 million or more of outstanding face value and must be fixed rate and non-convertible.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on funddistributions or the redemption of fund shares.
(5)
The Fund is the investment successor to the AFBA 5Star Total Return Bond Fund which commenced investment operations on June 3, 1997. On March 12, 2010, the AFBA 5Star Total Return Bond Fund was reorganized into the Fund. The performance presented for the Investor Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Advisor Class shares of the AFBA 5Star Total Return Bond Fund and the performance presented for the Institutional Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Class I shares of the AFBA 5Star Total Return Bond Fund.

The FBR Funds

FBR Core Bond Fund
Portfolio Summary
April 30, 2012
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sectors	% of Total Investments

Corporate Bonds	46.9%
Financial	27.7%
Consumer, Cyclical	5.2%
Communications	4.2%
Industrial	2.6%
Basic Materials	2.5%
Consumer, Non-Cyclical	1.6%
Technology	1.2%
Energy	1.0%
Utilities	0.9%
U.S. Treasury Obligations	33.3%
U.S. Government Agency Obligations	10.2%
Investment Companies	3.1%
Common Stocks	1.4%
Real Estate Investment Trust	0.7%
Financial	0.4%
Energy	0.3%
Convertible Preferred Stock	1.4%

Cash	3.7%

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 1.4%
	Energy — 0.3%
2,250	Linn Energy LLC	$90,563

	Financial — 0.4%
6,000	Starwood Property Trust, Inc.	125,220

	Real Estate Investment Trust — 0.7%
8,500	Apollo Commercial Real Estate Finance, Inc.	137,105
37,500	Chimera Investment Corp.	108,375

		245,480

	Total Common Stocks (Cost $486,374)	461,263

	CONVERTIBLE PREFERRED STOCK — 1.4%
	Financial — 1.4%
13,350	Boston Private Capital Trust I, 4.88%, due 10/1/34 (Cost $638,782)	461,409

	PREFERRED STOCK — 0.0%
10,400	Federal National Mortgage Association, Perpetual, Series S, 8.25%, due 12/31/15* (Cost $260,000)	12,792

			MATURITY
PAR		RATE	DATE

	CORPORATE BONDS — 46.9%
	Basic Materials — 2.5%
$300,000	Barrick Gold Financeco LLC	6.125%	09/15/13	321,168
285,000	EI du Pont de Nemours & Co.	4.750	03/15/15	317,243
125,000	International Paper Co.	9.375	05/15/19	167,288

				805,699

	Communications — 4.2%
250,000	Comcast Corp.	6.500	01/15/17	301,015
275,000	Deutsche Telekom International Finance BV	5.875	08/20/13	291,725
280,000	Rogers Communications, Inc.	7.500	03/15/15	328,662

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Communications — 4.2% (continued)
$200,000	Symantec Corp.	4.200%	09/15/20	$209,479
250,000	Telefonica Emisiones SAU	5.877	07/15/19	246,907

				1,377,788

	Consumer, Cyclical — 5.2%
275,000	Best Buy Company, Inc.	6.750	07/15/13	287,926
575,000	Royal Caribbean Cruises Ltd.	7.500	10/15/27	582,906
275,000	Starbucks Corp.	6.250	08/15/17	332,759
120,000	The Home Depot, Inc.	5.400	03/01/16	138,623
300,000	YUM! Brands, Inc.	5.300	09/15/19	342,310

				1,684,524

	Consumer, Non-Cyclical — 1.6%
250,000	Altria Group, Inc.	9.250	08/06/19	341,607
125,000	Anheuser-Busch InBev Worldwide, Inc.	7.750	01/15/19	165,609

				507,216

	Energy — 1.0%
175,000	Devon Energy Corp.	5.625	01/15/14	189,423
125,000	Husky Energy, Inc.	5.900	06/15/14	137,304

				326,727

	Financial — 27.7%
250,000	Aflac, Inc.	8.500	05/15/19	330,816
60,000	American Express Credit Corp., Series C	7.300	08/20/13	64,788
275,000	American Express Credit Corp., Series C	5.125	08/25/14	298,624
350,000	American International Group, Inc.	5.850	01/16/18	385,870
250,000	Associated Banc-Corp	5.125	03/28/16	264,900
250,000	Associates Corporation of North America	6.950	11/01/18	283,320
200,000	Capital One Financial Corp.	6.750	09/15/17	239,919
250,000	Citigroup, Inc.	6.125	11/21/17	277,698
300,000	CME Group, Inc.	5.750	02/15/14	326,591
300,000	Credit Suisse New York	5.300	08/13/19	335,230
225,000	Credit Suisse USA, Inc.	5.125	08/15/15	247,132
175,000	Discover Financial Services	5.200	04/27/22	181,283
250,000	Fifth Third Bancorp	6.250	05/01/13	263,006

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Financial — 27.7% (continued)
$125,000	General Electric Capital Corp.	5.400%	02/15/17	$143,270
250,000	JPMorgan Chase & Co.	6.300	04/23/19	293,141
300,000	KeyCorp	6.500	05/14/13	316,790
300,000	Lazard Group	6.850	06/15/17	331,651
300,000	Manulife Financial Corp.	3.400	09/17/15	311,604
420,000	Merrill Lynch & Company, Inc.	6.875	04/25/18	468,603
275,000	MetLife, Inc., Series A	6.817	08/15/18	340,265
250,000	Morgan Stanley	6.625	04/01/18	261,630
275,000	New York Life Global Funding(a)	5.250	10/16/12	280,860
288,000	Prudential Financial, Inc.	5.500	03/15/16	321,494
250,000	Prudential Financial, Inc., Series MTNB	5.100	09/20/14	270,128
215,000	SunTrust Banks, Inc.	5.250	11/05/12	219,610
300,000	SunTrust Banks, Inc.	6.000	09/11/17	336,540
125,000	Swiss Re Solutions Holding Corp.	7.000	02/15/26	147,747
500,000	The Goldman Sachs Group, Inc.	5.375	03/15/20	519,619
300,000	The Hartford Financial Services Group, Inc.	5.375	03/15/17	320,717
300,000	The Royal Bank of Scotland PLC	4.375	03/16/16	306,332
300,000	Westpac Banking Corp.	4.875	11/19/19	326,841

				9,016,019

	Industrial — 2.6%
250,000	Agilent Technologies, Inc.	5.000	07/15/20	283,763
50,000	American Railcar Industries, Inc.	7.500	03/01/14	50,875
275,000	FedEx Corp.	7.375	01/15/14	304,338
200,000	The Boeing Co.	5.000	03/15/14	216,868

				855,844

	Technology — 1.2%
125,000	Hewlett Packard Co.	3.000	09/15/16	128,845
100,000	Hewlett Packard Co.	6.000	09/15/41	110,934
130,000	KLA-Tencor Corp.	6.900	05/01/18	157,499

				397,278

	Utilities — 0.9%
250,000	Sempra Energy	6.500	06/01/16	297,775

	Total Corporate Bonds (Cost $14,017,041)			15,268,870

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.2%
$560,635	Federal Home Loan Mortgage Corp.	5.500%	04/01/37	$622,064
500,000	Federal National Mortgage Association	2.000	07/27/16	501,901
382,785	Federal National Mortgage Association	4.500	08/01/20	412,603
446,632	Federal National Mortgage Association	6.000	10/01/37	495,569
719,820	Federal National Mortgage Association	4.000	12/01/41	762,686
494,467	Federal National Mortgage Association	3.500	01/01/42	514,158

	Total U.S. Government Agency Obligations
	(Cost $3,152,763)			3,308,981

	U.S. TREASURY OBLIGATIONS — 33.3%
500,000	U.S. Treasury Bond	6.250	08/15/23	710,235
300,000	U.S. Treasury Bond	5.250	02/15/29	407,344
1,525,000	U.S. Treasury Bond	5.000	05/15/37	2,081,863
1,550,000	U.S. Treasury Bond	3.125	02/15/42	1,554,602
2,250,000	U.S. Treasury Note	4.125	05/15/15	2,501,368
565,000	U.S. Treasury Note	3.250	05/31/16	624,678
800,000	U.S. Treasury Note	3.875	05/15/18	932,125
100,000	U.S. Treasury Note	3.625	08/15/19	115,773
1,475,000	U.S. Treasury Note	3.500	05/15/20	1,695,213
225,000	U.S. Treasury Note	2.125	08/15/21	230,801

	Total U.S. Treasury Obligations (Cost $10,715,629)			10,854,002

SHARES

	INVESTMENT COMPANIES — 3.1%
4,100	iShares iBoxx $High Yield Corporate Bond Fund	373,920
7,000	NGP Capital Resources Co.	42,630
12,000	PennantPark Investment Corp.	125,400
10,000	SPDR Barclays Capital High Yield Bond	397,300
8,000	Wells Fargo Advantage Income Opportunities Fund	82,320

	Total Investment Companies (Cost $1,027,219)	1,021,570

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
April 30, 2012
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 1.6%
509,808	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01%^
	(Cost $509,808)	$509,808

	Total Investments — 97.9% (Cost $30,807,616)	31,898,695

	Other Assets Less Liabilities — 2.1%	669,339

	Net Assets — 100.0%	$32,568,034

*	Non-income producing security
(a)
This security is a restricted security under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2012, the total amount of 144A securities was $280,860 or 0.9% of total net assets

LLC	Limited Liability Company
PLC	Public Liability Company
^	7-day yield as of April 30, 2012

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
April 30, 2012
(unaudited)

	FBR	FBR	FBR
	Large Cap Fund	Mid Cap Fund	Small Cap Fund

ASSETS
Investment Securities at Cost	$33,341,164	$15,650,953	$35,509,164

Investment Securities at Value (Note 2)	$38,930,359	$18,953,788	$38,347,658
Receivable for Capital Shares Sold	12,769	13,291	220,468
Receivable for Investment Securities Sold	—	—	172,075
Dividends and Interest Receivable	32,160	11,137	13,687
Prepaid Expenses	13,676	14,749	14,632

Total Assets	38,988,964	18,992,965	38,768,520

LIABILITIES
Payable for Capital Shares Redeemed	70,736	10,383	174,960
Investment Advisory Fee Payable, Net (Note 4)	15,111	1,246	17,586
Administration Fee Payable (Note 4)	1,278	620	1,268
Distribution and Service Fees Payable (Note 4)	2,379	1,479	6,538
Other Accrued Expenses	44,551	27,625	52,039

Total Liabilities	134,055	41,353	252,391

NET ASSETS	$38,854,909	$18,951,612	$38,516,129

Net Assets Consist of:
Paid-in capital	$42,586,161	$19,264,264	$42,365,212
Accumulated net investment income (loss)	117,897	3,063	(98,062)
Accumulated net realized loss on investments	(9,438,344)	(3,618,550)	(6,589,515)
Net unrealized appreciation on investments	5,589,195	3,302,835	2,838,494

NET ASSETS	$38,854,909	$18,951,612	$38,516,129

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$11,331,795	$7,263,640	$31,639,194
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	915,484	550,894	2,226,088

Net Asset Value Per Share	$12.38	$13.19	$14.21

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$27,523,114	$11,687,972	$6,876,935
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	2,582,577	1,023,786	535,889

Net Asset Value Per Share	$10.66	$11.42	$12.83

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2012
(unaudited)

		FBR	FBR
	FBR	Large Cap	Small Cap
	Focus Fund	Financial Fund	Financial Fund

ASSETS
Investment Securities at Cost	$435,432,070	$59,862,371	$174,180,614

Investment Securities at Value (Note 2)	$760,456,686	$66,753,320	$185,805,768
Receivable for Capital Shares Sold	822,434	100,060	112,225
Receivable for Investment Securities Sold	—	—	256,387
Dividends and Interest Receivable	119,516	54,462	152,523
Prepaid Expenses	30,147	14,028	24,997

Total Assets	761,428,783	66,921,870	186,351,900

LIABILITIES
Payable for Capital Shares Redeemed	783,300	26,977	150,663
Payable for Investment Securities Purchased	1,501,338	—	—
Investment Advisory Fee Payable, Net (Note 4)	549,321	48,531	137,836
Administration Fee Payable (Note 4)	24,414	2,157	6,126
Transfer Agent Fee Payable	89,473	8,343	28,290
Distribution and Service Fees Payable (Note 4)	139,893	13,481	32,598
Other Accrued Expenses	334,795	37,726	113,193

Total Liabilities	3,422,534	137,215	468,706

NET ASSETS	$758,006,249	$66,784,655	$185,883,194

Net Assets Consist of:
Paid-in capital	$371,562,694	$67,714,725	$182,370,750
Accumulated net investment income (loss)	(1,981,958)	110,842	232,193
Accumulated net realized gain (loss) on investments
and foreign currency transactions	63,400,897	(7,931,861)	(8,344,903)
Net unrealized appreciation on investments	325,024,616	6,890,949	11,625,154

NET ASSETS	$758,006,249	$66,784,655	$185,883,194

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$694,457,119	$66,784,655	$157,834,797
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	13,636,677	4,797,972	8,663,758

Net Asset Value Per Share	$50.93	$13.92	$18.22

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$63,549,130	$—	$28,048,397
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	1,239,909	—	2,440,780

Net Asset Value Per Share	$51.25	$—	$11.49

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2012
(unaudited)

		FBR
	FBR	Gas Utility
	Technology Fund	Index Fund

ASSETS
Investment Securities at Cost	$6,697,760	$413,823,513

Investment Securities at Value (Note 2)	$7,468,016	$603,281,122
Cash	—	264,240
Receivable for Capital Shares Sold	2,602	1,965,030
Receivable for Investment Securities Sold	39,917	1,809,076
Dividends and Interest Receivable	460	570,844
Receivable from Adviser	9,115	—
Prepaid Expenses	9,026	48,228

Total Assets	7,529,136	607,938,540

LIABILITIES
Payable for Capital Shares Redeemed	10,405	789,195
Payable for Investment Securities Purchased	75,614	581,054
Investment Advisory Fee Payable, Net (Note 4)	—	195,421
Administration Fee Payable (Note 4)	245	39,084
Distribution and Service Fees Payable (Note 4)	1,278	—
Other Accrued Expenses	31,443	182,312

Total Liabilities	118,985	1,787,066

NET ASSETS	$7,410,151	$606,151,474

Net Assets Consist of:
Paid-in capital	$9,022,139	$429,065,171
Accumulated net investment income (loss)	(42,172)	210,199
Accumulated net realized loss on investments	(2,340,072)	(12,581,505)
Net unrealized appreciation on investments	770,256	189,457,609

NET ASSETS	$7,410,151	$606,151,474

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$6,204,561	$606,151,474
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	521,745	27,155,389

Net Asset Value Per Share	$11.89	$22.32

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$1,205,590	$—
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	100,772	—

Net Asset Value Per Share	$11.96	$—

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2012
(unaudited)

		FBR
	FBR	Core Bond
	Balanced Fund	Fund

ASSETS
Investment Securities at Cost	$179,441,230	$30,807,616

Investment Securities at Value (Note 2)	$202,294,005	$31,898,695
Receivable for Capital Shares Sold	1,196,094	—
Receivable for Investment Securities Sold	—	438,864
Dividends and Interest Receivable	897,046	344,963
Prepaid Expenses	43,585	25,824

Total Assets	204,430,730	32,708,346

LIABILITIES
Distributions Payable	—	77,649
Payable for Capital Shares Redeemed	36,079	11,098
Investment Advisory Fee Payable, Net (Note 4)	125,858	7,286
Administration Fee Payable (Note 4)	6,523	933
Distribution and Service Fees Payable (Note 4)	25,609	781
Other Accrued Expenses	65,678	42,565

Total Liabilities	259,747	140,312

NET ASSETS	$204,170,983	$32,568,034

Net Assets Consist of:
Paid-in capital	$184,152,398	$30,932,047
Accumulated net investment income	175,910	5,614
Accumulated net realized gain (loss) on investments	(3,010,100)	539,294
Net unrealized appreciation on investments	22,852,775	1,091,079

NET ASSETS	$204,170,983	$32,568,034

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$128,621,124	$3,952,478
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	9,232,076	408,337

Net Asset Value Per Share	$13.93	$9.68

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$75,549,859	$28,615,556
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	5,696,596	3,241,731

Net Asset Value Per Share	$13.26	$8.83

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations
For the Six Months Ended April 30, 2012
(unaudited)

	FBR	FBR	FBR
	Large Cap Fund	Mid Cap Fund	Small Cap Fund

Investment Income
Dividends[1]	$402,890	$134,595	$170,539
Interest	32	55	39

Total Investment Income	402,922	134,650	170,578

Expenses
Investment Advisory fees (Note 4)	175,255	85,261	173,213
Administration fees (Note 4)	13,954	6,952	14,237
Distribution and Service fees – Investor Class (Note 4)	15,075	8,867	37,688
Professional fees	30,625	30,025	30,318
Transfer agent fees – Investor Class	3,442	2,560	10,789
Transfer agent fees – Institutional Class	8,969	3,429	2,605
Trustees’ fees	7,949	7,950	7,949
Registration fees – Investor Class	7,440	8,279	10,114
Registration fees – Institutional Class	7,064	7,328	7,909
Shareholder administrative fees – Investor Class	5,332	6,081	13,666
Shareholder administrative fees – Institutional Class	1,798	1,184	1,848
Compliance fees	5,119	4,671	5,124
Insurance fees	4,023	1,794	4,255
Other expenses	1,892	1,327	2,237
Reports to shareholders – Institutional Class	1,846	914	927
Reports to shareholders – Investor Class	1,632	1,554	5,094
Custodian fees	1,258	775	1,346
Accounting services fees	509	2,145	2,727

Total expenses before waivers and related reimbursements	293,182	181,096	332,046
Less waivers and related reimbursements (Note 4)	(83,162)	(68,021)	(63,406)

Total expenses after waivers and related reimbursements	210,020	113,075	268,640

Net Investment Income (Loss)	192,902	21,575	(98,062)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	(358,274)	(95,929)	1,626,654
Change in Net Unrealized Appreciation of Investments	3,551,539	1,689,240	3,662,213

Net Gain on Investments	3,193,265	1,593,311	5,288,867

Net Increase in Net Assets Resulting from Operations	$3,386,167	$1,614,886	$5,190,805

[1]	Net of foreign taxes withheld of $5,606, $949 and $0 for the FBR Large Cap Fund, FBR Mid Cap Fund and FBR Small Cap Fund, respectively.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2012
(unaudited)

		FBR	FBR
		Large Cap	Small Cap
	FBR	Financial	Financial
	Focus Fund	Fund	Fund

Investment Income
Dividends	$2,801,969	$571,010	$2,325,498
Interest	3,681	107	358

Total Investment Income	2,805,650	571,117	2,325,856

Expenses
Investment Advisory fees (Note 4)	3,131,477	264,072	805,942
Administration fees (Note 4)	255,349	20,749	57,513
Distribution and Service fees – Investor Class (Note 4)	800,573	73,354	194,784
Shareholder administrative fees – Investor Class	334,651	33,689	46,982
Shareholder administrative fees – Institutional Class	14,911	—	5,600
Transfer agent fees – Investor Class	94,928	8,886	27,744
Transfer agent fees – Institutional Class	5,543	—	2,593
Insurance fees	38,420	6,225	7,084
Professional fees	26,277	30,075	29,569
Reports to shareholders – Investor Class	22,462	4,244	23,061
Reports to shareholders – Institutional Class	981	—	1,989
Registration fees – Investor Class	20,666	3,760	23,587
Registration fees – Institutional Class	7,371	—	8,314
Compliance fees	14,255	5,490	8,555
Custodian fees	8,992	1,712	3,891
Trustees’ fees	7,949	7,949	7,945
Other expenses	2,782	37	2,010
Accounting services fees	21	33	198

Total expenses before waivers and related
reimbursements	4,787,608	460,275	1,257,361
Add recoupment and related reimbursements (Note 4)	—	—	1,024

Total expenses after waivers and related
reimbursements	4,787,608	460,275	1,258,385

Net Investment Income (Loss)	(1,981,958)	110,842	1,067,471

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	63,683,117	(3,127,790)	1,122,503
Change in Net Unrealized Appreciation of Investments	31,733,325	12,365,723	18,317,743

Net Gain on Investments	95,416,442	9,237,933	19,440,246

Net Increase in Net Assets Resulting from Operations	$93,434,484	$9,348,775	$20,507,717

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2012
(unaudited)

	FBR	FBR
	Technology	Gas Utility
	Fund	Index Fund

Investment Income
Dividends[1]	$24,299	$9,114,186
Interest	24	384

Total Investment Income	24,323	9,114,570

Expenses (Note 4)
Investment Advisory fees (Note 4)	31,338	1,097,768
Administration fees (Note 4)	2,332	311,968
Distribution and Service fees – Investor Class (Note 4)	7,275	—
Professional fees	29,790	27,329
Registration fees – Investor Class	8,838	36,024
Registration fees – Institutional Class	9,904	—
Trustees’ fees	7,949	7,949
Shareholder administrative fees – Investor Class	5,568	222,594
Shareholder administrative fees – Institutional Class	350	—
Transfer agent fees – Investor Class	2,808	61,781
Transfer agent fees – Institutional Class	1,596	—
Compliance fees	4,350	15,733
Accounting services fees	2,628	—
Reports to shareholders – Investor Class	1,642	17,089
Reports to shareholders – Institutional Class	298	—
Other expenses	1,333	1,111
Insurance fees	601	24,131
Custodian fees	407	16,517

Total expenses before waivers and related reimbursements	119,007	1,839,994
Less waivers and related reimbursements (Note 4)	(52,512)	—

Total expenses after waivers and related reimbursements	66,495	1,839,994

Net Investment Income (Loss)	(42,172)	7,274,576

Net Realized and Unrealized Gain on Investments
Net Realized Gain on Investment Transactions	110,848	3,202,236
Change in Net Unrealized Appreciation of Investments	584,067	30,124,928

Net Gain on Investments	694,915	33,327,164

Net Increase in Net Assets Resulting from Operations	$652,743	$40,601,740

[1]	Net of foreign taxes withheld of $0 and $137,808 for the FBR Technology Fund and FBR Gas Utility Index Fund, respectively.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2012
(unaudited)

	FBR	FBR
	Balanced	Core Bond
	Fund	Fund

Investment Income
Dividends	$1,371,034	$112,057
Interest	876,427	516,660

Total Investment Income	2,247,461	628,717

Expenses
Investment Advisory fees (Note 4)	624,868	109,414
Administration fees (Note 4)	52,842	10,354
Distribution and Service fees – Investor Class (Note 4)	114,994	4,978
Professional fees	30,483	30,366
Shareholder administrative fees – Investor Class	23,817	5,275
Shareholder administrative fees – Institutional Class	6,470	1,026
Registration fees – Investor Class	14,019	8,949
Registration fees – Institutional Class	8,425	7,626
Transfer agent fees – Investor Class	13,841	1,233
Transfer agent fees – Institutional Class	11,773	4,072
Trustees’ fees	7,949	7,949
Compliance fees	7,266	4,618
Insurance fees	6,905	2,127
Accounting services fees	4,762	5,953
Custodian fees	4,192	1,066
Reports to shareholders – Investor Class	3,191	348
Reports to shareholders – Institutional Class	1,554	1,251
Other expenses	1,867	1,696

Total expenses before waivers and related reimbursements	939,218	208,301
Less waivers and related reimbursements (Note 4)	(50,949)	(59,714)

Total expenses after waivers and related reimbursements	888,269	148,587

Net Investment Income	1,359,192	480,130

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investment Transactions	1,393,832	542,141
Capital Gain Distributions from Regulated Investment Companies	3,301	2,640
Change in Net Unrealized Appreciation (Depreciation) of Investments	9,831,506	(60,017)

Net Gain on Investments	11,228,639	484,764

Net Increase in Net Assets Resulting from Operations	$12,587,831	$964,894

The accompanying notes are an integral part of the financial statements.

91

The FBR Funds

Statements of Changes in Net Assets

	FBR Large Cap Fund		FBR Mid Cap Fund		FBR Small Cap Fund

	For the		For the		For the
	Six Months	For the	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2012	October 31,	2012	October 31,	2012	October 31,
	(unaudited)	2011	(unaudited)	2011	(unaudited)	2011

From Investment Activities
Net Investment Income (Loss)	$192,902	$220,640	$21,575	$51,949	$(98,062)	$(93,237)
Net Realized Gain (Loss) on
Investment Transactions	(358,274)	4,654,116	(95,929)	1,109,856	1,626,654	6,791,845
Change in Net Unrealized
Appreciation (Depreciation) of
Investments	3,551,539	(2,297,575)	1,689,240	(33,660)	3,662,213	(3,259,761)

Net Increase in Net Assets
Resulting from Operations	3,386,167	2,577,181	1,614,886	1,128,145	5,190,805	3,438,847

Distributions to Shareholders
Distributions to Investor Class Shareholders:
From Net Investment Income	(13,269)	(52,145)	(1,020)	(17,685)	—	(106,555)
From Net Realized Gain on Investments	—	—	—	—	—	—
Distributions to Institutional Class Shareholders:
From Net Investment Income	(217,106)	(150,922)	(39,232)	(35,878)	—	(35,059)
From Net Realized Gain on Investments	—	—	—	—	—	—

Total Distributions to Shareholders	(230,375)	(203,067)	(40,252)	(53,563)	—	(141,614)

From Share Transactions
Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	(4,008,905)	(9,457,471)	(1,443,705)	(685,991)	(5,678,992)	211,128

Total Increase (Decrease) in
Net Assets	(853,113)	(7,083,357)	130,929	388,591	(488,187)	3,508,361
Net Assets – Beginning of Period	39,708,022	46,791,379	18,820,683	18,432,092	39,004,316	35,495,955

Net Assets – End of Period	$38,854,909	$39,708,022	$18,951,612	$18,820,683	$38,516,129	$39,004,316

Accumulated Net Investment
Income (Loss)	$117,897	$155,370	$3,063	$21,740	$(98,602)	$—

The accompanying notes are an integral part of the financial statements.

92

The FBR Funds

Statements of Changes in Net Assets (continued)

			FBR Large Cap		FBR Small Cap
	FBR Focus Fund		Financial Fund		Financial Fund

	For the		For the		For the
	Six Months	For the	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2012	October 31,	2012	October 31,	2012	October 31,
	(unaudited)	2011	(unaudited)	2011	(unaudited)	2011

From Investment Activities
Net Investment Income (Loss)	$(1,981,958)	$(7,221,589)	$110,842	$(210,507)	$1,067,471	$2,102,026
Net Realized Gain (Loss) on
Investments and Foreign
Currency Transactions
Unaffiliated Issuers	63,683,117	68,309,958	(3,127,790)	(2,300,974)	1,122,503	(5,543,171)
Affiliated Issuers	—	1,479,522	—	—	—	—
Change in Net Unrealized
Appreciation (Depreciation) of
Investments	31,733,325	(10,251,836)	12,365,723	(4,407,932)	18,317,743	(17,139,877)

Net Increase (Decrease) in
Net Assets Resulting
from Operations	93,434,484	52,316,055	9,348,775	(6,919,413)	20,507,717	(20,581,022)

Distributions to Shareholders
Distributions to Investor Class
Shareholders:
From Net Investment Income	—	—	—	—	(2,581,344)	(725,603)
From Net Realized Gain on
Investments	(63,544,132)	(24,307,241)	—	—	—	(1,605,904)
Distributions to Institutional Class
Shareholders:
From Net Investment Income	—	—	—	—	(600,281)	(256,185)
From Net Realized Gain on
Investments	(5,298,059)	(1,335,587)	—	—	—	(275,476)

Total Distributions to
Shareholders	(68,842,191)	(25,642,828)	—	—	(3,181,625)	(2,863,168)

From Share Transactions
Net Increase (Decrease) in
Net Assets Resulting from
Share Transactions	73,071,311	(73,981,126)	1,752,236	13,886,501	(5,543,738)	(44,213,305)

Total Increase (Decrease) in
Net Assets	97,663,604	(47,307,899)	11,101,011	6,967,088	11,782,354	(67,657,495)
Net Assets – Beginning of Period	660,342,645	707,650,544	55,683,644	48,716,556	174,100,840	241,758,335

Net Assets – End of Period	$758,006,249	$660,342,645	$66,784,655	$55,683,644	$185,883,194	$174,100,840

Accumulated Net Investment
Income (Loss)	$(1,981,958)	$—	$110,842	$—	$232,193	$2,346,347

93

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Technology Fund		FBR Gas Utility Index Fund

	For the		For the
	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended
	2012	October 31,	2012	October 31,
	(unaudited)	2011	(unaudited)	2011

From Investment Activities
Net Investment Income (Loss)	$(42,172)	$(131,860)	$7,274,576	$8,042,465
Net Realized Gain on Investment
Transactions	110,848	1,108,080	3,202,236	3,417,370
Change in Net Unrealized
Appreciation (Depreciation) of
Investments	584,067	(909,888)	30,124,928	53,861,410

Net Increase in Net Assets
Resulting from Operations	652,743	66,332	40,601,740	65,321,245

Distributions to Shareholders
Distributions to Investor Class
Shareholders:
From Net Investment Income	—	—	(7,157,930)	(8,022,358)
From Net Realized Gain on
Investments	—	—	(3,837,545)	(2,818,013)

Total Distributions to Shareholders	—	—	(10,995,475)	(10,840,371)

From Share Transactions
Net Increase (Decrease) in
Net Assets Resulting from
Share Transactions	(97,510)	(6,029,102)	142,763,441	135,259,870

Total Increase (Decrease) in
Net Assets	555,233	(5,962,770)	172,369,706	189,740,744
Net Assets – Beginning of Period	6,854,918	12,817,688	433,781,768	244,041,024

Net Assets – End of Period	$7,410,151	$6,854,918	$606,151,474	$433,781,768

Accumulated Net Investment
Income (Loss)	$(42,172)	$—	$210,199	$93,553

The accompanying notes are an integral part of the financial statements.

94

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Balanced Fund		FBR Core Bond Fund

	For the		For the
	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended
	2012	October 31,	2012	October 31,
	(unaudited)	2011	(unaudited)	2011

From Investment Activities
Net Investment Income	$1,359,192	$2,261,233	$480,130	$1,061,269
Net Realized Gain on
Investment Transactions	1,393,832	3,679,665	542,141	344,435
Capital Gain Distributions from
Regulated Investment Companies	3,301	—	2,640	—
Change in Net Unrealized
Appreciation (Depreciation) of
Investments	9,831,506	4,044,861	(60,017)	(741,372)

Net Increase in Net Assets
Resulting from Operations	12,587,831	9,985,759	964,894	664,332

Distributions to Shareholders
Distributions to Investor Class
Shareholders:
Investor Class	(767,574)	(938,298)	(48,166)	(137,452)
Institutional Class	(638,790)	(1,201,869)	(434,627)	(925,575)
Net Realized Gains From Investment
Transactions
Investor Class	—	—	(35,520)	(67,867)
Institutional Class	—	—	(224,731)	(403,399)

Total Distributions to Shareholders	(1,406,364)	(2,140,167)	(743,044)	(1,534,293)

From Share Transactions
Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	80,956,061	20,520,513	5,051,986	(528,211)

Total Increase (Decrease) in
Net Assets	92,137,528	28,366,105	5,273,836	(1,398,172)
Net Assets – Beginning of Period	112,033,455	83,667,350	27,294,198	28,692,370

Net Assets – End of Period	$204,170,983	$112,033,455	$32,568,034	$27,294,198

Accumulated Net Investment Income	$175,910	$223,082	$5,614	$8,277

The accompanying notes are an integral part of the financial statements.

95

The FBR Funds

Financial Highlights

The following tables provide per share data for a share outstanding throughout each period for each Fund. Other data includes investment performance, ratios to average net assets and other supplemental information.

	FBR Large Cap Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2012
	(unaudited)		2011		2010		2009		2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.37		$10.88		$9.72		$8.14		$13.40	$11.84

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[2]	0.05	[4]	0.04	[4]	0.04	[1]	0.03	[1]	0.08 [1]	(0.04)[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	0.97		0.48		1.17		1.60		(4.05)	2.05

Total from Investment Operations	1.02		0.52		1.21		1.63		(3.97)	2.01

Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.03)		(0.05)		(0.05)		—	—
From Net Realized Gain	—		—		—		—		(1.30)	(0.45)

Total Distributions	(0.01)		(0.03)		(0.05)		(0.05)		(1.30)	(0.45)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.01	0.00 [5]

Net Increase (Decrease) in Net Asset Value	1.01		0.49		1.16		1.58		(5.26)	1.56

Net Asset Value – End of Period	$12.38		$11.37		$10.88		$9.72		$8.14	$13.40

Total Investment Return[6]	9.01%	(A)	4.80%		12.43%		20.12%		(32.37)%	17.52%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,7]	1.25%	(B)	1.25%		1.25%		1.25%		1.71%	1.97%
Expenses Before Waivers and Related
Reimbursements[7]	1.78%	(B)	1.79%		1.84%		2.16%		2.55%	2.21%
Net Investment Income (Loss) After Waivers and
Related Reimbursements[2]	0.82%	(B)	0.32%		0.39%		0.61%		0.51%	(0.30)%
Net Investment Income (Loss) Before Waivers
and Related Reimbursements	0.29%	(B)	(0.22)%		(0.20)%		(0.30)%		(0.33)%	(0.54)%
Supplementary Data:
Portfolio Turnover Rate	24%	(A)	65%		86%	(C)	60%		39%	108%
Net Assets at End of Period (in thousands)	$11,332		$12,470		$17,097		$18,947		$4,574	$13,037

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.25% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Fund — Institutional Class

	For the
	Six Months								For the
	Ended		For the Years Ended October 31,						Period Ended
	April 30, 2012								October 31,
	(unaudited)		2011		2010		2009		2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.85		$9.42		$8.42		$7.07		$10.00

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.05	[4]	0.06	[4]	0.06	[1]	0.07	[1]	0.03	[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	0.84		0.42		1.01		1.34		(2.96)

Total from Investment Operations	0.89		0.48		1.07		1.41		(2.93)

Distributions to Shareholders:
From Net Investment Income	(0.08)		(0.05)		(0.07)		(0.06)		—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	0.00	[5]	—		—

Net Increase (Decrease) in Net Asset Value	0.81		0.43		1.00		1.35		(2.93)

Net Asset Value – End of Period	$10.66		$9.85		$9.42		$8.42		$7.07

Total Investment Return[6]	9.14%	(A)	5.08%		12.71%		20.21%		(29.30)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,7]	1.00%	(B)	1.00%		1.00%		1.00%		1.01%	(B)
Expenses Before Waivers and Related
Reimbursements[7]	1.38%	(B)	1.36%		1.49%		16.64%		4.11%	(B)
Net Investment Income After Waivers and
Related Reimbursements[2]	1.07%	(B)	0.56%		0.50%		1.05%		0.88%	(B)
Net Investment Income (Loss) Before Waivers and
Related Reimbursements	0.69%	(B)	0.20%		0.01%		(14.59)%		(2.22)%	(B)
Supplementary Data:
Portfolio Turnover Rate	24%	(A)	65%		86%	(C)	60%		39%	(A)
Net Assets at End of Period (in thousands)	$27,523		$27,238		$29,695		$99		$71

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]

Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.00% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Mid Cap Fund — Investor Class

	For the
	Six Months							For the
	Ended		For the Years Ended October 31,					Period Ended
	April 30, 2012							October 31,
	(unaudited)		2011	2010		2009	2008	2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$12.15		$11.35	$9.53		$8.18	$11.30	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[2]	0.00	[4,5]	0.01 [4]	0.04	[1]	0.04 [1]	(0.01)[1]	(0.02)[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.04		0.80	1.82		1.43	(3.00)	1.32

Total from Investment Operations	1.04		0.81	1.86		1.47	(3.01)	1.30

Distributions to Shareholders:
From Net Investment Income	0.00	[5]	(0.03)	(0.04)		(0.01)	—	—
From Net Realized Gain	—		—	—		(0.12)	(0.13)	—

Total Distributions	0.00	[5]	(0.03)	(0.04)		(0.13)	(0.13)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.02	0.00	[5]	0.01	0.02	0.00	[5]

Net Increase (Decrease) in Net Asset Value	1.04		0.80	1.82		1.35	(3.12)	1.30

Net Asset Value – End of Period	$13.19		$12.15	$11.35		$9.53	$8.18	$11.30

Total Investment Return[6]	8.58%	(A)	7.30%	19.58%		18.51%	(26.71)%	13.00%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,7]	1.35%	(B)	1.35%	1.36%		1.35%	1.66%	1.95%	(B)
Expenses Before Waivers and Related
Reimbursements[7]	2.28%	(B)	2.19%	2.54%		2.95%	3.71%	4.17%	(B)
Net Investment Income (Loss) After Waivers and
Related Reimbursements[2]	0.06%	(B)	0.11%	0.24%		0.39%	(0.13)%	(0.36)%	(B)
Net Investment Loss Before Waivers and
Related Reimbursements	(0.87)%	(B)	(0.73)%	(0.94)%		(1.21)%	(2.18)%	(2.58)%	(B)
Supplementary Data:
Portfolio Turnover Rate	7%	(A)	33%	215%	(C)	128%	93%	135%	(A)
Net Assets at End of Period (in thousands)	$7,264		$7,130	$6,776		$6,767	$4,108	$3,873

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.35% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Mid Cap Fund — Institutional Class

	For the
	Six Months							For the
	Ended		For the Years Ended October 31,					Period Ended
	April 30, 2012							October 31,
	(unaudited)		2011		2010		2009	2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.54		$9.84		$8.26		$7.11	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.02	[4]	0.04	[4]	0.03	[1]	0.05 [1]	0.02	[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	0.90		0.69		1.59		1.25	(2.91)

Total from Investment Operations	0.92		0.73		1.62		1.30	(2.89)

Distributions to Shareholders:
From Net Investment Income	(0.04)		(0.03)		(0.04)		(0.03)	—
From Net Realized Gain	—		—		—		(0.12)	—

Total Distributions	(0.04)		(0.03)		(0.04)		(0.15)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	0.00	[5]	—	—

Net Increase (Decrease) in Net Asset Value	0.88		0.70		1.58		1.15	(2.89)

Net Asset Value – End of Period	$11.42		$10.54		$9.84		$8.26	$7.11

Total Investment Return[6]	8.72%	(A)	7.43%		19.72%		18.78%	(28.90)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,7]	1.10%	(B)	1.10%		1.11%		1.10%	1.10%	(B)
Expenses Before Waivers and Related
Reimbursements[7]	1.69%	(B)	1.56%		2.03%		16.91%	4.54%	(B)
Net Investment Income After Waivers and Related
Reimbursements[2]	0.32%	(B)	0.35%		0.26%		0.69%	0.47%	(B)
Net Investment Loss Before Waivers
and Related Reimbursements	(0.27)%	(B)	(0.11)%		(0.66)%		(15.12)%	(2.97)%	(B)
Supplementary Data:
Portfolio Turnover Rate	7%	(A)	33%		215%	(C)	128%	93%	(A)
Net Assets at End of Period (in thousands)	$11,688		$11,690		$11,656		$84	$71

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]

Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.10% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Fund — Investor Class

	For the
	Six Months								For the
	Ended		For the Years Ended October 31,						Period Ended
	April 30, 2012								October 31,
	(unaudited)		2011	2010		2009		2008	2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$12.40		$11.17	$9.51		$8.44		$11.85	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[2]	(0.04)[4]		(0.03)[4]	0.02	[1]	0.01	[1]	(0.03)[1]	(0.04)[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.85		1.30	1.95		1.04		(3.35)	1.89
Net Increase from Payments by Affiliates	—		—	—		0.01		—	—

Total from Investment Operations	1.81		1.27	1.97		1.06		(3.38)	1.85

Distributions to Shareholders:
From Net Investment Income	—		(0.04)	(0.03)		—		—	—
From Net Realized Gains	—		—	(0.28)		—		(0.04)	—

Total Distributions	—		(0.04)	(0.31)		—		(0.04)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.00	[5]	0.01		0.01	0.00	[5]

Net Increase (Decrease) in Net Asset Value	1.81		1.23	1.66		1.07		(3.41)	1.85

Net Asset Value – End of Period	$14.21		$12.40	$11.17		$9.51		$8.44	$11.85

Total Investment Return[6]	14.60%	(A)	11.40%	21.13%		12.68%	[7]	(28.49)%	18.50%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,8]	1.45%	(B)	1.45%	1.45%		1.46%		1.74%	1.95%	(B)
Expenses Before Waivers and
Related Reimbursements[8]	1.77%	(B)	1.74%	2.33%		2.73%		3.55%	3.77%	(B)
Net Investment Income (Loss) After Waivers and
Related Reimbursements[2]	(0.58)%	(B)	(0.28)%	0.18%		0.10%		(0.36)%	(0.61)%	(B)
Net Investment Loss Before Waivers and Related
Reimbursements	(0.90)%	(B)	(0.57)%	(0.70)%		(1.17)%		(2.17)%	(2.43)%	(B)
Supplementary Data:
Portfolio Turnover Rate	23%	(A)	124%	284%	(C)	226%		207%	107%	(A)
Net Assets at End of Period (in thousands)	$31,639		$28,186	$26,841		$10,585		$3,998	$4,900

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.45% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]

The Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of 0.12%. If the Adviser had not made a capital contribution to the Fund, the total return would have been 12.56%. See Note 9.

[8]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Fund — Institutional Class

	For the
	Six Months							For the
	Ended		For the Years Ended October 31,					Period Ended
	April 30, 2012							October 31,
	(unaudited)		2011	2010		2009		2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.18		$10.04	$8.59		$7.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[2]	(0.02)[4]		(0.01)[4]	0.04	[1]	0.03	[1]	0.01	[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.67		1.20	1.75		0.93		(2.39)
Net Increase from Payments by Affiliates	—		—	—		0.01		—

Total from Investment Operations	1.65		1.19	1.79		0.97		(2.38)

Distributions to Shareholders:
From Net Investment Income	—		(0.05)	(0.06)		—		—
From Net Realized Gains	—		—	(0.28)		—		—

Total Distributions	—		(0.05)	(0.34)		—		—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.00	[5]	—		—

Net Increase (Decrease) in Net Asset Value	1.65		1.14	1.45		0.97		(2.38)

Net Asset Value – End of Period	$12.83		$11.18	$10.04		$8.59		$7.62

Total Investment Return[6]	14.76%	(A)	11.82%	21.35%		12.73%	[7]	(23.80)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,8]	1.20%	(B)	1.20%	1.19%		1.20%		1.20%	(B)
Expenses Before Waivers and Related
Reimbursements[8]	1.56%	(B)	1.42%	2.94%		16.22%		4.56%	(B)
Net Investment Income (Loss) After Waivers
and Related Reimbursements[2]	(0.26)%	(B)	(0.09)%	0.41%		0.44%		0.23%	(B)
Net Investment Loss Before Waivers
and Related Reimbursements	(0.62)%	(B)	(0.31)%	(1.34)%		(14.58)%		(3.13)%	(B)
Supplementary Data:
Portfolio Turnover Rate	23%	(A)	124%	284%	(C)	226%		207%	(A)
Net Assets at End of Period (in thousands)	$6,877		$10,818	$8,655		$86		$76

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]	Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.20% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).
[3]	The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.
[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01.
[6]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
[7]	The Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of 0.13%. If the Adviser had not made a capital contribution to the Fund, the total return would have been 12.60%. See Note 9.
[8]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2012
	(unaudited)		2011	2010		2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$49.80		$47.57	$37.56		$37.40	$57.97	$49.36

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.14)[3]		(0.50)[3]	(0.64)[1]		(0.42)[1]	(0.44)[1]	0.08 [1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	6.51		4.44	10.65		5.76	(19.51)	8.63

Total from Investment Operations	6.37		3.94	10.01		5.34	(19.95)	8.71

Distributions to Shareholders:
From Net Investment Income	—		—	—		—	(0.12)	—
From Net Realized Gain	(5.24)		(1.72)	—		(5.19)	(0.51)	(0.12)

Total Distributions	(5.24)		(1.72)	—		(5.19)	(0.63)	(0.12)

Paid-in Capital from Redemption Fees[3]	0.00	[4]	0.01	0.00	[4]	0.01	0.01	0.02

Net Increase (Decrease) in Net Asset Value	1.13		2.23	10.01		0.16	(20.57)	8.61

Net Asset Value – End of Period	$50.93		$49.80	$47.57		$37.56	$37.40	$57.97

Total Investment Return[5]	14.26%	(A)	8.35%	26.65%		17.74%	(34.73)%	17.72%
Ratios to Average Net Assets:
Expenses After Waivers[6]	1.40%	(B)	1.44%	1.51%		1.43%	1.42%	1.40%
Expenses Before Waivers[6]	1.40%	(B)	1.44%	1.51%		1.43%	1.42%	1.40%
Net Investment Income (Loss) After Waivers	(0.59)%	(B)	(1.01)%	(1.31)%		(1.16)%	(0.67)%	0.14%
Net Investment Income (Loss) Before Waivers	(0.59)%	(B)	(1.01)%	(1.31)%		(1.16)%	(0.67)%	0.14%
Supplementary Data:
Portfolio Turnover Rate	12%	(A)	13%	5%		5%	17%	5%
Net Assets at End of Period (in thousands)	$694,457		$611,337	$670,840		$759,774	$717,780	$1,556,339

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[3]	Calculated based on average shares outstanding.
[4]	Less than $0.01
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund — Institutional Class

	For the
	Six Months					For the
	Ended		For the Years Ended October 31,			Period Ended
	April 30, 2012					October 31,
	(unaudited)		2011	2010*	2009	2008**

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$50.02		$47.64	$37.84	$130.93	$180.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.08)[3]		(0.37)[3]	(0.41)[1]	(0.25)[1]	(0.20)[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	6.55		4.47	10.58	0.59	(49.05)

Total from Investment Operations	6.47		4.10	10.17	0.34	(49.25)

Distributions to Shareholders:
From Net Investment Income	—		—	(0.37)	—	—
From Net Realized Gain	(5.24)		(1.72)	—	(93.45)	—

Paid-in Capital from Redemption Fees[3]	0.00	[4]	0.00 [4]	0.00 [4]	0.02	0.18

Net Increase (Decrease) in Net Asset Value	1.23		2.38	9.80	(93.09)	(49.07)

Net Asset Value – End of Period	$51.25		$50.02	$47.64	$37.84	$130.93

Total Investment Return[5]	14.41%	(A)	8.53%	27.32%	18.15%	(27.30)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers[6]	1.11%	(B)	1.15%	1.26%	1.15%	1.05%	(B)
Expenses Before Waivers[6]	1.11%	(B)	1.15%	1.26%	1.15%	1.05%	(B)
Net Investment Loss After Waivers	(0.31)%	(B)	(0.76)%	(1.06)%	(0.88)%	(0.70)%	(B)
Net Investment Loss Before Waivers	(0.31)%	(B)	(0.76)%	(1.06)%	(0.88)%	(0.70)%	(B)
Supplementary Data:
Portfolio Turnover Rate	12%	(A)	13%	5%	5%	17%	(A)
Net Assets at End of Period (in thousands)	$63,549		$49,005	$36,811	$34,225	$16,831

*	Per share amounts have been restated on a retroactive basis to reflect a 1:18 reverse stock split effective December 10, 2010.
**	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]	Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.
[3]	Calculated based on average shares outstanding.
[4]	Less than $0.01
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Financial Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2012
	(unaudited)		2011	2010		2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.91		$12.88	$12.61		$11.14	$18.71	$21.67

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[2]	0.02	[4]	(0.04)[4]	(0.08)[1]		0.00 [1,5]	0.14 [1]	0.14 [1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.99		(0.93)	0.35		1.58	(3.86)	(0.97)

Total from Investment Operations	2.01		(0.97)	0.27		1.58	(3.72)	(0.83)

Distributions to Shareholders:
From Net Investment Income	—		—	—		(0.10)	(0.18)	(0.11)
Distribution in Excess of Net
Investment Income	—		—	—		(0.02)	—	—
From Net Realized Gain	—		—	—		—	(3.68)	(2.02)

Total Distributions	—		—	—		(0.12)	(3.86)	(2.13)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.00	[5]	0.01	0.01	0.00 [5]

Net Increase (Decrease) in Net Asset Value	2.01		(0.97)	0.27		1.47	(7.57)	(2.96)

Net Asset Value – End of Period	$13.92		$11.91	$12.88		$12.61	$11.14	$18.71

Total Investment Return[6]	16.88%	(A)	(7.53)%	2.14%		14.52%	(23.76)%	(4.59)%
Ratios to Average Net Assets:
Expenses After Waivers[2,7]	1.56%	(B)	1.61%	1.78%		1.81%	1.88%	1.89%
Expenses Before Waivers[7]	1.56%	(B)	1.61%	1.78%		1.81%	2.01%	1.92%
Net Investment Income (Loss) After Waivers[2]	0.38%	(B)	(0.34)%	(0.73)%		(0.08)%	1.63%	0.59%
Net Investment Income (Loss) Before Waivers	0.38%	(B)	(0.34)%	(0.73)%		(0.08)%	1.50%	0.56%
Supplementary Data:
Portfolio Turnover Rate	32%	(A)	97%	150%		220%	509%	95%
Net Assets at End of Period (in thousands)	$66,785		$55,684	$48,717		$37,195	$24,272	$15,951

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.
[3]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2012
	(unaudited)		2011	2010	2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$16.48		$18.11	$15.91	$15.22	$23.18	$32.70

Income (Loss) from Investment Operations:
Net Investment Income	0.10	[3]	0.21 [3]	0.08 [1]	0.06 [1]	0.24 [1]	0.29 [1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.93		(1.66)	2.17	0.81	(1.69)	(5.31)

Total from Investment Operations	2.03		(1.45)	2.25	0.87	(1.45)	(5.02)

Distributions to Shareholders:
From Net Investment Income	(0.29)		(0.06)	(0.07)	(0.19)	(0.28)	(0.15)
From Net Realized Gain	—		(0.13)	—	—	(6.24)	(4.35)

Total Distributions	(0.29)		(0.19)	(0.07)	(0.19)	(6.52)	(4.50)

Paid-in Capital from Redemption Fees[3]	0.00	[4]	0.01	0.02	0.01	0.01	0.00 [4]

Net Increase (Decrease) in Net Asset Value	1.74		(1.63)	2.20	0.69	(7.96)	(9.52)

Net Asset Value – End of Period	$18.22		$16.48	$18.11	$15.91	$15.22	$23.18

Total Investment Return[5]	12.50%	(A)	(8.12)%	14.27%	5.89%	(6.76)%	(18.02)%
Ratios to Average Net Assets:
Expenses After Waivers[6]	1.44%	(B)	1.52%	1.51%	1.51%	1.49%	1.51%
Expenses Before Waivers[6]	1.44%	(B)	1.52%	1.51%	1.51%	1.49%	1.51%
Net Investment Income After Waivers	1.17%	(B)	0.81%	0.35%	0.50%	1.48%	0.93%
Net Investment Income Before Waivers	1.17%	(B)	0.81%	0.35%	0.50%	1.48%	0.93%
Supplementary Data:
Portfolio Turnover Rate	24%	(A)	70%	89%	118%	147%	13%
Net Assets at End of Period (in thousands)	$157,835		$154,206	$216,747	$187,561	$181,803	$144,214

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[3]	Calculated based on average shares outstanding.
[4]	Less than $0.01
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund — Institutional Class

	For the
	Six Months						For the
	Ended						Period
	April 30,		For the Years Ended October 31,				Ended
	2012						October 31,
	(unaudited)		2011	2010		2009	2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.55		$11.70	$10.34		$9.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.07	[4]	0.19 [4]	0.09	[1]	0.19 [1]	0.02	[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.22		(1.09)	1.40		0.40	(0.06)

Total from Investment Operations	1.29		(0.90)	1.49		0.59	(0.04)

Distributions to Shareholders:
From Net Investment Income	(0.35)		(0.12)	(0.13)		(0.21)	—
From Net Realized Gain	—		(0.13)	—		—	—

Total Distributions	(0.35)		(0.25)	(0.13)		(0.21)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	—	0.00	[5]	—	—

Net Increase (Decrease) in Net Asset Value	0.94		(1.15)	1.36		0.38	(0.04)

Net Asset Value – End of Period	$11.49		$10.55	$11.70		$10.34	$9.96

Total Investment Return[6]	12.62%	(A)	(8.00)%	14.52%		6.14%	(0.40)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,7]	1.19%	(B)	1.34%	1.23%		1.56%	1.31%	(B)
Expenses Before Waivers and Related
Reimbursements[7]	1.19%	(B)	1.34%	1.23%		1.56%	1.31%	(B)
Net Investment Income After Waivers and
Related Reimbursements[2]	1.34%	(B)	1.00%	0.61%		0.04%	1.49%	(B)
Net Investment Income Before Waivers and
Related Reimbursements	1.34%	(B)	1.00%	0.61%		0.04%	1.49%	(B)
Supplementary Data:
Portfolio Turnover Rate	24%	(A)	70%	89%		118%	147%	(A)
Net Assets at End of Period (in thousands)	$28,048		$19,894	$25,011		$10,638	$3,952

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.70% (excluding interest, taxes, brokerage commissions, dividend expenses, acquiured fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

106

The FBR Funds

Financial Highlights (continued)

	FBR Technology Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2012
	(unaudited)		2011	2010		2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.86		$11.00	$9.05		$6.96	$13.34	$11.97

Income (Loss) from Investment Operations:
Net Investment Loss[2]	(0.07)[4]		(0.17)[4]	(0.14)[1]		(0.08)[1]	(0.12)[1]	(0.05)[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.10		0.03	2.08		2.16	(5.03)	1.81

Total from Investment Operations	1.03		(0.14)	1.94		2.08	(5.15)	1.76

Distributions to Shareholders:
From Net Realized Gain	—		—	—		—	(1.23)	(0.39)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.01		0.01	0.00 [5]	0.00 [5]

Net Increase (Decrease) in Net Asset Value	1.03		(0.14)	1.95		2.09	(6.38)	1.37

Net Asset Value – End of Period	$11.89		$10.86	$11.00		$9.05	$6.96	$13.34

Total Investment Return[6]	9.48%	(A)	(1.27)%	21.55%		30.03%	(42.30)%	15.18%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,7]	1.95%	(B)	1.95%	1.95%		1.95%	1.84%	1.70%
Expenses Before Waivers and Related
Reimbursements[7]	3.22%	(B)	2.79%	2.50%		3.00%	1.92%	1.70%
Net Investment Loss After Waivers and
Related Reimbursements[2]	(1.25)%	(B)	(1.54)%	(1.10)%		(1.05)%	(0.60)%	(0.41)%
Net Investment Loss Before Waivers and
Related Reimbursements	(2.52)%	(B)	(2.38)%	(1.64)%		(2.10)%	(0.68)%	(0.41)%
Supplementary Data:
Portfolio Turnover Rate	62%	(A)	141%	353%	(C)	211%	175%	229%
Net Assets at End of Period (in thousands)	$6,205		$5,698	$8,207		$8,388	$7,689	$40,935

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(c)	Excludes merger activity

107

The FBR Funds

Financial Highlights (continued)

	FBR Technology Fund — Institutional Class

	For the
	Six Months Ended		For the	For the
	April 30, 2012		Year Ended	Period Ended
	(unaudited)		October 31, 2011	October 31, 2010*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.89		$11.00	$10.46

Income (Loss) from Investment Operations:
Net Investment Loss[2]	(0.06)[4]		(0.14)[4]	(0.07)[1]
Net Realized and Unrealized Gain on Investments[3]	1.13		0.03	0.61

Total from Investment Operations	1.07		(0.11)	0.54

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.00	[5]

Net Increase (Decrease) in Net Asset Value	1.07		(0.11)	0.54

Net Asset Value – End of Period	$11.96		$10.89	$11.00

Total Investment Return[6]	9.83%	(A)	(1.00)%	5.16%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,7]	1.70%	(B)	1.70%	1.70%	(B)
Expenses Before Waivers and Related
Reimbursements[7]	4.44%	(B)	3.45%	2.34%	(B)
Net Investment Loss After Waivers and Related
Reimbursements[2]	(1.00)%	(B)	(1.24)%	(0.77)%	(B)
Net Investment Loss Before Waivers and Related
Reimbursements	(3.74)%	(B)	(2.99)%	(1.41)%	(B)
Supplementary Data:
Portfolio Turnover Rate	62%	(A)	141%	353%	(C)
Net Assets at End of Period (in thousands)	$1,206		$1,156	$4,611

*	Represents the period from inception of share class (March 12, 2010) through October 31, 2010.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.70% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses)

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(c)	Excludes merger activity

108

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2012
	(unaudited)		2011	2010	2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$21.21		$17.83	$15.13	$15.26	$23.14	$19.48

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.28	[4]	0.51 [4]	0.58 [1]	0.49 [1]	0.47 [1]	0.47	[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.25		3.59	2.72	0.60	(6.13)	3.67

Total from Investment Operations	1.53		4.10	3.30	1.09	(5.66)	4.14

Distributions to Shareholders:
From Net Investment Income	(0.27)		(0.51)	(0.58)	(0.49)	(0.47)	(0.48)
From Net Realized Gain	(0.16)		(0.21)	(0.02)	(0.74)	(1.75)	—

Total Distributions	(0.43)		(0.72)	(0.60)	(1.23)	(2.22)	(0.48)

Paid-in Capital from Redemption Fees[4]	0.01		0.00 [5]	0.00 [5]	0.01	0.00 [5]	0.00	[5]

Net Increase (Decrease) in Net Asset Value	1.11		3.38	2.70	(0.13)	(7.88)	3.66

Net Asset Value – End of Period	$22.32		$21.21	$17.83	$15.13	$15.26	$23.14

Total Investment Return[6]	7.39%	(A)	23.54%	22.25%	8.18%	(26.81)%	21.51%
Ratios to Average Net Assets:
Expenses After Waivers[2,7]	0.67%	(B)	0.71%	0.76%	0.76%	0.70%	0.75%
Expenses Before Waivers[7]	0.67%	(B)	0.71%	0.77%	0.76%	0.70%	0.75%
Net Investment Income After Waivers[2]	2.64%	(B)	2.68%	3.51%	3.51%	2.39%	2.21%
Net Investment Income Before Waivers	2.64%	(B)	2.68%	3.50%	3.51%	2.39%	2.21%
Supplementary Data:
Portfolio Turnover Rate	11%	(A)	17%	16%	26%	27%	22%
Net Assets at End of Period (in thousands)	$606,151		$433,782	$244,041	$193,679	$198,569	$285,951

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 0.85% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

109

The FBR Funds

Financial Highlights (continued)

	FBR Balanced Fund — Investor Class

	For the			For the
	Six Months		For the	Period
	Ended		Year	April 1,
	April 30,		Ended	2010 to		For the Years Ended March 31,
	2012		October 31,	October 31,
	(unaudited)		2011	2010[1]		2010	2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$12.99		$11.93	$11.52		$8.92	$12.27	$14.48	$13.48

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.11	[3]	0.29 [3]	0.17	[3]	0.29	0.32	0.39	0.36
Net Realized and Unrealized Gain (Loss)
on Investments[2,4]	0.94		1.04	0.40		2.61	(3.23)	0.34	1.13

Total from Investment Operations	1.05		1.33	0.57		2.90	(2.91)	0.73	1.49

Distributions to Shareholders:
From Net Investment Income	(0.11)		(0.27)	(0.16)		(0.30)	(0.25)	(0.37)	(0.33)
From Net Realized Gain	—		—	—		—	(0.17)	(2.57)	(0.16)
Return of Capital	—		—	—		—	(0.03)	—	—

Total Distributions	(0.11)		(0.27)	(0.16)		(0.30)	(0.45)	(2.94)	(0.49)

Paid-in Capital from Redemption Fees[2]	0.00	[5]	0.00 [5]	0.00	[5]	0.00 [5]	0.01	—	—

Net Increase (Decrease) in Net Asset Value	0.94		1.06	0.41		2.60	(3.35)	(2.21)	1.00

Net Asset Value – End of Period	$13.93		$12.99	$11.93		$11.52	$8.92	$12.27	$14.48

Total Investment Return[6]	8.11%	(A)	11.30%	5.04%	(A)	32.76%	(24.28)%	4.45%	11.19%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[7]	1.24%	3(B)	1.24% [3]	1.24%	3(B)	1.25%	1.32%	1.33%	1.33%
Expenses Before Waivers and Related
Reimbursements[7]	1.32%	(B)	1.54%	1.60%	(B)	1.69%	1.84%	1.66%	1.51%
Net Investment Income After Waivers and
Related Reimbursements	1.62%	3(B)	2.33% [3]	2.56%	3(B)	2.70%	3.03%	2.75%	2.52%
Net Investment Income Before Waivers and
Related Reimbursements	1.54%	(B)	2.03%	2.21%	(B)	2.26%	2.50%	2.42%	2.34%
Supplementary Data:
Portfolio Turnover Rate	15%	(A)	35%	27%	(A)	26%	32%	110%	28%
Net Assets at End of Period (in thousands)	$128,621		$56,750	$41,499		$46,809	$18,858	$21,700	$24,260

[1]	The Fund changed its fiscal year end from March 31 to October 31.
[2]	Calculated based on shares outstanding.
[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.08% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees. Also reflects fees voluntarily waived by FBR Fund Advisers, Inc. to an expense limitation of 0.99% (excluding brokerage costs, interest, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees.

[4]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

110

The FBR Funds

Financial Highlights (continued)

	FBR Balanced Fund — Institutional Class

	For the			For the
	Six Months		For the	Period
	Ended		Year	April 1,
	April 30,		Ended	2010 to		For the Years Ended March 31,
	2012		October 31,	October 31,
	(unaudited)		2011	2010[1]		2010	2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$12.38		$11.38	$10.99		$8.52	$11.75	$13.98	$13.04

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.12	[3]	0.32 [3]	0.18	[3]	0.30	0.33	0.42	0.38
Net Realized and Unrealized Gain (Loss)
on Investments[2,4]	0.89		0.99	0.38		2.50	(3.10)	0.33	1.10

Total from Investment Operations	1.01		1.31	0.56		2.80	(2.77)	0.75	1.48

Distributions to Shareholders:
From Net Investment Income	(0.13)		(0.31)	(0.17)		(0.33)	(0.26)	(0.41)	(0.38)
From Net Realized Gain	—		—	—		—	(0.17)	(2.57)	(0.16)
Return of Capital	—		—	—		—	(0.04)	—	—

Total Distributions	(0.13)		(0.31)	(0.17)		(0.33)	(0.47)	(2.98)	(0.54)

Paid-in Capital from Redemption Fees[2]	0.00	[5]	0.00 [5]	0.00	[5]	0.00 [5]	0.01	—	—

Net Increase (Decrease) in Net Asset Value	0.88		1.00	0.39		2.47	(3.23)	(2.23)	0.94

Net Asset Value – End of Period	$13.26		$12.38	$11.38		$10.99	$8.52	$11.75	$13.98

Total Investment Return[6]	8.17%	(A)	11.62%	5.19%	(A)	33.10%	(24.13)%	4.75%	11.47%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[7]	0.99%	3(B)	0.99% [3]	0.99%	3(B)	0.99%	1.07%	1.08%	1.08%
Expenses Before Waivers and Related
Reimbursements[7]	1.03%	(B)	1.12%	1.20%	(B)	1.43%	1.58%	1.41%	1.25%
Net Investment Income After Waivers
and Related Reimbursements	1.91%	3(B)	2.69% [3]	2.82%	3(B)	3.01%	3.24%	3.00%	2.76%
Net Investment Income Before Waivers
and Related Reimbursements	1.87%	(B)	2.56%	2.60%	(B)	2.57%	2.73%	2.67%	2.59%
Supplementary Data:
Portfolio Turnover Rate	15%	(A)	35%	27%	(A)	26%	32%	110%	28%
Net Assets at End of Period (in thousands)	$75,550		$55,283	$42,169		$39,403	$31,127	$41,206	$47,390

[1]	The Fund changed its fiscal year end from March 31 to October 31.
[2]	Calculated based on shares outstanding.
[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.08% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees. Also reflects fees voluntarily waived by FBR Fund Advisers, Inc. to an expense limitation of 0.99% (excluding brokerage costs, interest, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees.

[4]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

111

The FBR Funds

Financial Highlights (continued)

	FBR Core Bond Fund — Investor Class

	For the			For the
	Six Months		For the	Period
	Ended		Year	April 1,
	April 30,		Ended	2010 to		For the Years Ended March 31,
	2012		October 31,	October 31,
	(unaudited)		2011	2010[1]		2010	2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.56		$9.82	$9.39		$8.75	$9.16	$9.71	$9.77

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.16	[3]	0.35 [3]	0.23	[3]	0.38	0.35	0.42	0.50
Net Realized and Unrealized Gain (Loss)
on Investments[2,4]	0.16		(0.14)	0.42		0.69	(0.44)	—	0.05

Total from Investment Operations	0.32		0.21	0.65		1.07	(0.09)	0.42	0.55

Distributions to Shareholders:
From Net Investment Income	(0.12)		(0.32)	(0.22)		(0.38)	(0.32)	(0.39)	(0.51)
From Net Realized Gain	(0.08)		(0.15)	—		(0.05)	—	(0.58)	(0.10)

Total Distributions	(0.20)		(0.47)	(0.22)		(0.43)	(0.32)	(0.97)	(0.61)

Paid-in Capital from Redemption Fees[2]	0.00	[5]	0.00 [5]	0.00	[5]	0.00 [5]	0.00 [5]	—	—

Net Increase (Decrease) in Net Asset Value	0.12		(0.26)	0.43		0.64	(0.41)	(0.55)	(0.06)

Net Asset Value – End of Period	$9.68		$9.56	$9.82		$9.39	$8.75	$9.16	$9.71

Total Investment Return[6]	3.40%	(A)	2.35%	6.98%	(A)	12.33%	(0.93)%	4.48%	5.87%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[7]	1.30%	3(B)	1.30% [3]	1.30%	3(B)	1.31%	1.33%	1.33%	1.33%
Expenses Before Waivers and Related
Reimbursements[7]	2.31%	(B)	2.38%	2.10%	(B)	1.93%	2.14%	2.19%	1.97%
Net Investment Income After Waivers and
Related Reimbursements[7]	3.30%	3(B)	3.66% [3]	4.17%	3(B)	4.11%	4.02%	4.40%	5.18%
Net Investment Income Before Waivers and
Related Reimbursements	2.29%	(B)	2.58%	3.37%	(B)	3.49%	3.21%	3.53%	4.54%
Supplementary Data:
Portfolio Turnover Rate	47%	(A)	57%	46%	(A)	28%	39%	102%	10%
Net Assets at End of Period (in thousands)	$3,952		$4,047	$4,445		$4,615	$2,055	$2,030	$4,011

[1]	The Fund changed its fiscal year end from March 31 to October 31.
[2]	Calculated based on shares outstanding.
[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.05% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses,12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees.

[4]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

112

The FBR Funds

Financial Highlights (continued)

	FBR Core Bond Fund — Institutional Class

	For the			For the
	Six Months		For the	Period
	Ended		Year	April 1,
	April 30,		Ended	2010 to		For the Years Ended March 31,
	2012		October 31,	October 31,
	(unaudited)		2011	2010[1]		2010	2009	2008	2007

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$8.77		$9.05	$8.67		$8.11	$8.52	$9.10	$9.15

Income (Loss) from Investment Operations:
Net Investment Income[2]	0.15	[3]	0.34 [3]	0.23	[3]	0.37	0.35	0.39	0.49
Net Realized and Unrealized Gain (Loss)
on Investments[2,4]	0.15		(0.12)	0.38		0.64	(0.42)	0.03	0.05

Total from Investment Operations	0.30		0.22	0.61		1.01	(0.07)	0.42	0.54

Distributions to Shareholders:
From Net Investment Income	(0.16)		(0.35)	(0.23)		(0.40)	(0.34)	(0.42)	(0.49)
From Net Realized Gain	(0.08)		(0.15)	—		(0.05)	—	(0.58)	(0.10)

Total Distributions	(0.24)		(0.50)	(0.23)		(0.45)	(0.34)	(1.00)	(0.59)

Paid-in Capital from Redemption Fees[2]	0.00	[5]	0.00 [5]	0.00	[5]	0.00 [5]	0.00 [5]	—	—

Net Increase (Decrease) in Net Asset Value	0.06		(0.28)	0.38		0.56	(0.41)	(0.58)	(0.05)

Net Asset Value – End of Period	$8.83		$8.77	$9.05		$8.67	$8.11	$8.52	$9.10

Total Investment Return[6]	3.52%	(A)	2.62%	7.15%	(A)	12.62%	(0.74)%	4.78%	6.11%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[7]	1.05%	3(B)	1.05% [3]	1.05%	3(B)	1.06%	1.08%	1.08%	1.08%
Expenses Before Waivers and Related
Reimbursements[7]	1.39%	(B)	1.43%	1.47%	(B)	1.69%	1.89%	1.94%	1.72%
Net Investment Income After Waivers and
Related Reimbursements	3.55%	3(B)	3.92% [3]	4.41%	3(B)	4.37%	4.27%	4.46%	5.44%
Net Investment Income Before Waivers and
Related Reimbursements	3.21%	(B)	3.54%	4.00%	(B)	3.74%	3.46%	3.60%	4.80%
Supplementary Data:
Portfolio Turnover Rate	47%	(A)	57%	46%	(A)	28%	39%	102%	10%
Net Assets at End of Period (in thousands)	$28,616		$23,247	$24,248		$23,885	$22,053	$21,953	$13,234

[1]	The Fund changed its fiscal year end from March 31 to October 31.
[2]	Calculated based on average shares outstanding.
[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.05% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses,12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees.

[4]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

113

The FBR Funds

Schedule of Shareholder Expenses
(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2011 through April 30, 2012).

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2012” to estimate the expenses you paid on your account during this period.

114

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	April 30, 2012	November 1, 2011	April 30, 2012	April 30, 2012

Large Cap Fund
Investor Class	1.25%	$1,000.00	$1,090.10	$6.50
Institutional Class	1.00	1,000.00	1,091.40	5.20
Mid Cap Fund
Investor Class	1.35	1,000.00	1,085.80	7.00
Institutional Class	1.10	1,000.00	1,087.20	5.71
Small Cap Fund
Investor Class	1.45	1,000.00	1,146.00	7.74
Institutional Class	1.20	1,000.00	1,147.60	6.41
Focus Fund
Investor Class	1.40	1,000.00	1,142.60	7.46
Institutional Class	1.11	1,000.00	1,144.10	5.92
Large Cap Financial Fund
Investor Class	1.56	1,000.00	1,168.80	8.41
Small Cap Financial Fund
Investor Class	1.44	1,000.00	1,125.00	7.61
Institutional Class	1.19	1,000.00	1,126.20	6.29
Technology Fund
Investor Class	1.95	1,000.00	1,094.80	10.16
Institutional Class	1.70	1,000.00	1,098.30	8.87
Gas Utility Index Fund
Investor Class	0.67	1,000.00	1,073.90	3.45
Balanced Fund
Investor Class	1.24	1,000.00	1,081.10	6.42
Institutional Class	0.99	1,000.00	1,081.70	5.12
Core Bond Fund
Investor Class	1.30	1,000.00	1,034.00	6.57
Institutional Class	1.05	1,000.00	1,035.20	5.31

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 366.

115

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

Hypothetical Example for Comparison Purposes
The table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which was not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

116

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	April 30, 2012	November 1, 2011	April 30, 2012	April 30, 2012

Large Cap Fund
Investor Class	1.25%	$1,000.00	$1,018.65	$6.27
Institutional Class	1.00	1,000.00	1,019.89	5.02
Mid Cap Fund
Investor Class	1.35	1,000.00	1,018.15	6.77
Institutional Class	1.10	1,000.00	1,019.39	5.52
Small Cap Fund
Investor Class	1.45	1,000.00	1,017.65	7.27
Institutional Class	1.20	1,000.00	1,018.90	6.02
Focus Fund
Investor Class	1.40	1,000.00	1,017.90	7.02
Institutional Class	1.11	1,000.00	1,019.34	5.57
Large Cap Financial Fund
Investor Class	1.56	1,000.00	1,017.11	7.82
Small Cap Financial Fund
Investor Class	1.44	1,000.00	1,017.70	7.22
Institutional Class	1.19	1,000.00	1,018.95	5.97
Technology Fund
Investor Class	1.95	1,000.00	1,015.17	9.77
Institutional Class	1.70	1,000.00	1,016.41	8.52
Gas Utility Index Fund
Investor Class	0.67	1,000.00	1,021.53	3.37
Balanced Fund
Investor Class	1.24	1,000.00	1,018.70	6.22
Institutional Class	0.99	1,000.00	1,019.94	4.97
Core Bond Fund
Investor Class	1.30	1,000.00	1,018.40	6.52
Institutional Class	1.05	1,000.00	1,019.64	5.27

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 366.

117

The FBR Funds

Notes to Financial Statements (unaudited)

1. Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a statutory trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of the following ten series: FBR Large Cap Fund (“Large Cap Fund”), FBR Mid Cap Fund (“Mid Cap Fund”), FBR Small Cap Fund (“Small Cap Fund”), FBR Focus Fund (“Focus Fund”), FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Technology Fund (“Technology Fund”), FBR Gas Utility Index Fund (“Gas Utility Index Fund”), FBR Balanced Fund (“Balanced Fund”) and FBR Core Bond Fund (“Core Bond Fund”) (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. The Institutional Class (formerly, I Class) shares are intended for institutional investors. In all Funds, except the Balanced Fund and Core Bond Fund, the initial class of shares is now referred to as Investor Class.

The Large Cap Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large capitalization (“large-cap”) companies. The investment objective of the Fund is capital appreciation.

The Mid Cap Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of mid capitalization (“mid-cap”) companies. The investment objective of the Fund is capital appreciation.

The Small Cap Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small capitalization (“small-cap”) companies. The investment objective of the Fund is capital appreciation.

The Focus Fund, a non-diversified fund, invests, under normal circumstances, primarily in securities of companies traded in domestic markets. The investment objective of the Fund is capital appreciation.

The Large Cap Financial Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large-cap companies principally engaged in the business of financial services including, but not limited to, commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, insurance companies, real estate and leasing companies, holding companies for each of the foregoing types of business, or companies that combine some or all of these businesses. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for

118

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

investment purposes in securities of small-cap companies principally engaged in the business of providing financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Technology Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Gas Utility Index Fund, a non-diversified fund, invests, under normal circumstances, at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. The investment objective of the Fund is income and capital appreciation.

The Balanced Fund, a diversified fund, invests in a blend of domestic common stocks, preferred stocks, convertible securities and core, high quality domestic corporate, agency and government bonds. The investment objective of the Fund is long-term capital growth and current income.

The Core Bond Fund, a diversified fund, invests, under normal circumstances, at least 80% of its net assets in fixed income securities, which include domestic investment grade corporate, agency and governmental bonds. The investment objective of the Fund is current income with capital growth as a secondary objective.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board

119

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

The Funds have adopted ASC 820 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Securities for which quotations are not readily available, are valued at their respective fair values as determined in good faith by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2012:

	Level 1	Level 2	Level 3	Total

Large Cap Fund
Common Stocks^	$38,533,026	$—	$—	$38,533,026
Short-Term Investment	397,333	—	—	397,333

Total Investments in Securities	38,930,359	—	—	38,930,359

Mid Cap Fund
Common Stocks^	18,578,861	—	—	18,578,861
Short-Term Investment	374,927	—	—	374,927

Total Investments in Securities	18,953,788	—	—	18,953,788

Small Cap Fund
Common Stocks^	37,019,229	—	—	37,019,229
Rights	—	—	5,225	5,225
Short-Term Investment	1,323,204	—	—	1,323,204

Total Investments in Securities	38,342,433	—	5,225	38,347,658

Focus Fund
Common Stocks^	688,138,911	—	—	688,138,911
Short-Term Investment	72,317,775	—	—	72,317,775

Total Investments in Securities	760,456,686	—	—	760,456,686

Large Cap Financial Fund
Common Stocks^	64,856,965	—	—	64,856,965
Short-Term Investment	1,896,355	—	—	1,896,355

Total Investments in Securities	66,753,320	—	—	66,753,320

Small Cap Financial Fund
Common Stocks^	175,489,874	—	—	175,489,874
Investment Companies	7,865,850	—	—	7,865,850
Short-Term Investment	2,450,044	—	—	2,450,044

Total Investments in Securities	185,805,768	—	—	185,805,768

Technology Fund
Common Stocks^	7,231,257	—	—	7,231,257
Short-Term Investment	236,759	—	—	236,759

Total Investments in Securities	7,468,016	—	—	7,468,016

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	Level 1	Level 2	Level 3	Total

Gas Utility Index Fund
Common Stocks^	$598,226,444	$—	$—	$598,226,444
Short-Term Investment	5,054,678	—	—	5,054,678

Total Investments in Securities	603,281,122	—	—	603,281,122

Balanced Fund
Common Stocks^	119,153,120	—	—	119,153,120
Corporate Bonds	—	36,211,645	—	36,211,645
Investment Companies	2,916,410	—	—	2,916,410
Preferred Stocks	16,728	—	—	16,728
Short-Term Investment	2,000,234	—	—	2,000,234
U.S. Government Agency Obligations	—	8,908,619	—	8,908,619
U.S. Treasury Obligations	—	33,087,249	—	33,087,249

Total Investments in Securities	124,086,492	78,207,513	—	202,294,005

Core Bond Fund
Common Stocks^	461,263	—	—	461,263
Convertible Preferred Stocks^	461,409	—	—	461,409
Corporate Bonds	—	15,268,870	—	15,268,870
Investment Companies	1,021,570	—	—	1,021,570
Preferred Stocks	12,792	—	—	12,792
Short-Term Investment	509,808	—	—	509,808
U.S. Government Agency Obligations	—	3,308,981	—	3,308,981
U.S. Treasury Obligations	—	10,854,002	—	10,854,002

Total Investments in Securities	$2,466,842	$29,431,853	$—	$31,898,695

^	See Portfolio of Investments for industry breakout.

There were no transfers into or out of Levels 1 and 2 during the six months ended April 30, 2012 for the Fund.

The following table reconciles the valuation of the Small Cap Fund’s Level 3 investment securities and related transactions during the six months ended April 30, 2012:

Beginning value at 11/1/11	$5,225
Net purchases	—
Net realized loss	—
Net unrealized appreciation	—
Net transfers into Level 3	—

Ending value at 4/30/12	5,225

Market value at 4/30/12	5,225

Net unrealized appreciation during the period on Level 3 securities held at 4/30/12	$—

122

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

New Accounting Pronouncements — In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV. The Funds charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Expenses — The Funds pay all operational expenses, which are either charged directly to a Fund for which the expense is attributable or are allocated proportionately among the Funds based on allocation methods approved by the Board.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Dividends and Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund, Balanced Fund and Core Bond Fund, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund and Balanced Fund

123

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declare and pay any such dividends quarterly. The Core Bond Fund declares and pays net investment income, if any, monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements — The Funds have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the adviser considers creditworthy pursuant to criteria approved by the Board. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

3. Risk Factors

Equity Investments — Because each of the Funds invests in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by a Fund, can affect the Fund’s performance. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, and forecasts for the issuer’s industry and the value of the issuer’s assets.

IPO Investments — IPO shares are subject to market risk and liquidity risk. The market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited public information about the issuer. The purchase of IPO shares may involve high transaction costs. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

Temporary Defensive Position — Each of the Funds may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other

124

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

conditions. To the extent the assets of a Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Industry Concentration — Because of their narrow focus, the Large Cap Financial Fund and the Small Cap Financial Fund (“Financial Funds”), the Technology Fund and the Gas Utility Index Fund are tied closely to and affected by the financial services, technology, and natural gas distribution and transmission industries, respectively. The value of the Funds may be subject to greater volatility than funds with portfolios that are less concentrated.

Investments in Derivatives — Each Fund, except the Gas Utility Index Fund, Balanced Fund and Core Bond Fund, may engage in derivative instruments such as options, futures and forward foreign currency exchange contracts. Derivative instruments are instruments that derive their value from a different underlying security, index or financial indicator. A Fund may use derivatives for either hedging or non-hedging purposes, or for both purposes, including for purposes of enhancing return. Investing for non-hedging purposes may be considered speculative and involve additional risks.

Foreign Investments — Investing in foreign securities presents unique investment risks. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. The Fund may invest in both sponsored and unsponsored ADRs which are receipts issued by a U.S. bank or trust company evidencing ownership of an indirect interest in underlying securities issued by a foreign issuer. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the non-U.S. issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the non-U.S. issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Debt Investments — The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond’s maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Investments — The Funds may invest a small portion of their assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds.

125

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

Mortgage-Backed and Asset-Backed Securities Investments — The Balanced Fund and Core Bond Fund may invest in mortgage and asset-backed securities that are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Funds may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund’s share price and income distribution.

Market Risks — Loss of money is a risk of investing in the Funds. The net asset value of the Funds can be expected to change daily and you may lose money. As with any mutual fund, there is no guarantee that the Funds’ performance will be positive over any period of time, either short-term or long-term. A Fund’s success depends largely on the Adviser’s ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds and small-cap or mid-cap stocks will be more or less favorable than large-cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in “favor.”

Mid-Cap and Small-Cap Investments — Investing in the securities of mid-cap and small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap and small-cap companies usually have more limited marketability. Because mid-cap and small-cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices. Additionally, securities of mid-cap and small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and typically there is less publicly available information concerning mid-cap and small-cap companies than for larger, more established companies. Although investing in securities of mid-cap and small-cap companies offers potential above-average returns if the companies are successful, there is a risk that companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Securities of mid-cap and small-cap companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets or financial resources and may lack management depth. Securities of mid-cap and small-cap companies also may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns, especially in the financial services group of industries where changes in interest rates and demand for financial services are so closely tied to the economy.

Non-Diversification — The Funds, except the Balanced Fund and Core Bond Fund, are classified as a “non-diversified” investment companies under the 1940 Act, which means each Fund may own larger positions in a smaller number of securities. A fund that is less diversified may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified. However, each Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires that, among other things, at the close of each quarter of each Fund’s taxable year, a Fund may not (1) with

126

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

respect to 50% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of outstanding voting securities of any one issuer, or (2) invest more than 25% of the value of its total assets in securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other registered investment companies.

Real Estate-Related Risk — Because the Small Cap Financial Fund focuses on financial services companies that may invest in real estate, the Fund is subject to the risks associated with ownership of real estate and with the real estate industry in general. Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions and are particularly sensitive to economic downturns. Real estate values are also affected by changes in interest rates and governmental actions such as tax and zoning changes.

Index Tracking — While the Gas Utility Index Fund seeks to track the performance of the American Gas Association Index (“Index”) as closely as possible, the Fund’s return may not always be able to match or achieve a high correlation with the return of the Index due to such factors as the various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses which are not incurred by the Index. In addition, the Fund may not be fully invested at all times in the Index as a result of cash flows into the Fund or reserves of cash that are maintained in order to meet redemption requests and cover operating expenses.

4. Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to The FBR Funds a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. For the six months ended April 30, 2012, the average interest rate on the outstanding principal amount was 3.25%. Advances are not collateralized by a first lien against each Fund’s assets. During the six months ended April 30, 2012, the Large Cap Fund, Large Cap Financial Fund, and Gas Utility Index Fund had an outstanding average daily loan balance of $3,071, $1,093, and $8,027, respectively. Interest expense amounted to $67 for the Large Cap Fund, $18 for Large Cap Financial Fund, and $132 for Gas Utility Index Fund. At April 30, 2012, The FBR Funds did not have a loan payable balance.

5. Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Large Cap Fund, Mid Cap Fund, Small Cap Fund, Focus Fund, Large Cap Financial Fund, Small Cap Financial Fund, and Technology Fund, at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund, and at an annual rate of 0.80% of the average daily net assets of the Balanced Fund and Core Bond Fund.

Fund Advisers has contractually agreed to limit each class of shares of each Fund’s total operating expenses and to maintain these limitations with regard to each class of shares of each Fund through February 28, 2015. The following are the limits for the Funds, based on

127

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses, and for the Balanced Fund and Core Bond Fund, also excluding 12b-1 fees):

	Investor Class	Institutional Class

Large Cap Fund	1.25%	1.00%
Mid Cap Fund	1.35%	1.10%
Small Cap Fund	1.45%	1.20%
Focus Fund	1.95%	1.70%
Large Cap Financial Fund	1.95%	NA
Small Cap Financial Fund	1.95%	1.70%
Technology Fund	1.95%	1.70%
Gas Utility Index Fund	0.85%	NA
Balanced Fund	1.08%*	1.08%
Core Bond Fund	1.05%*	1.05%

*	Amount shown excludes the 12b-1 fee. Including the 12b-1 fee, the amounts are 1.33% and 1.30% for the Balanced Fund and Core Bond Fund, respectively.

In addition, with respect to the Balanced Fund, Fund Advisers has also agreed to voluntarily limit fees and/or pay expenses in amounts necessary in order to limit the total annual operating expenses of the Balanced Fund, after any such fee waivers and/or expense reimbursements, to 0.99% (excluding 12b-1 fees, brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), for the period until February 28, 2013. Thereafter, Fund Advisers may either renew or terminate these voluntary arrangements at any time. The fee reductions and expenses reimbursed are reflected as a reduction of total expenses in the Statement of Operations.

Fund Advisers may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

As of April 30, 2012, the Funds had the following amounts (and year of expiration) subject to repayment to Fund Advisers:

	Year Fees	Repayment
	Waived	Expires	Balance

Large Cap Fund - Investor Class	2009	2012	$112,398
	2010	2013	113,013
	2011	2014	91,641
	2012	2015	31,924
Large Cap Fund - Institutional Class	2009	2012	11,563
	2010	2013	90,332
	2011	2014	105,923
	2012	2015	51,238

128

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

	Year Fees	Repayment
	Waived	Expires	Balance

Mid Cap Fund - Investor Class	2009	2012	$99,322
	2010	2013	88,626
	2011	2014	69,622
	2012	2015	33,066
Mid Cap Fund - Institutional Class	2009	2012	11,525
	2010	2013	64,899
	2011	2014	56,181
	2012	2015	34,955
Small Cap Fund - Investor Class	2009	2012	92,582
	2010	2013	120,555
	2011	2014	88,688
	2012	2015	48,384
Small Cap Fund - Institutional Class	2009	2012	11,387
	2010	2013	26,712
	2011	2014	26,497
	2012	2015	15,022
Technology Fund - Investor Class	2009	2012	72,289
	2010	2013	53,589
	2011	2014	61,168
	2012	2015	36,851
Technology Fund - Institutional Class	2010	2013	23,699
	2011	2014	27,071
	2012	2015	15,661
Balanced Fund	2009	2012	387,497
	2010*	2013	356,740
	2010**	2013	136,427
	2011	2014	188,312
	2012	2015	50,949
Core Bond Fund	2009	2012	210,127
	2010*	2013	177,887
	2010**	2013	80,808
	2011	2014	132,417
	2012	2015	59,714

*	Fund Advisers earned a total of $36,325 and $11,904 and of that they waived $7,103 and $2,441 in the Balanced and Core Bond Funds, respectively for the period from March 13, 2010 through March 31, 2010.
**	For the seven months ended October 31, 2010.

Fee reductions and expenses reimbursed are reflected as a reduction of total expenses in the Statement of Operations.

In connection with certain expense limitation arrangements between the Balanced Fund, Core Bond Fund and Fund Advisers, these Funds have agreed to pay Fund Advisers for certain amounts waived and/or reimbursed by AFBA pursuant to an expense limitation agreement, as assigned, provided that such repayment does not cause the total fund operating expenses for a Fund to exceed certain specified limits and the repayment is made within three years after the year in which AFBA incurred the expense.

129

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

Fund Advisers has entered into an investment sub-advisory agreement with Financial Counselors whereby it pays the sub-advisor 0.27% per annum of the assets it manages in the Balanced Fund and the Core Bond Fund. For the fiscal year ended October 31, 2012, Financial Counselors has voluntarily agreed to reduce its sub-advisory fee with respect to the Core Bond Fund to 0.15% of that Fund’s average daily net assets. Fund Advisers has also entered into an investment sub-advisory agreement with London Company whereby it pays the sub-advisor 0.33% per annum of the assets it manages.

The Funds are not responsible for paying the sub-advisory fee.

Administrator — U.S. Bancorp Fund Services, LLC (“USBFS”), serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.

Pursuant to the Administrative Services Agreement, Fund Advisers also provides administrative services to the Funds including oversight of service providers. For the six months ended April 30, 2012, Fund Advisers received 0.04% of average daily net assets of the Trust. Fund Advisers also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. Fund Advisers compensates all personnel, Officers and Trustees of the Funds if such persons are employees of Fund Advisers. For the six months ended April 30, 2012, USBFS earned $282,579 and Fund Advisers earned $353,894 in administration fees.

Plan of Distribution — The Trust, on behalf of the Investor Class shares of each Fund, except the Gas Utility Index Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred.

Brokerage Commissions — For the six months ended April 30, 2012, the Small Cap Financial Fund and the Large Cap Financial Fund paid $10,440 and $1,450, respectively, in brokerage commissions from portfolio transactions to FBR Capital Markets & Co. (“FBR & Co.”), an affiliate of Fund Advisers and the Distributor. No other Fund paid commissions to FBR & Co. during the year.

Trustees’ Fees — Each Trustee of the Trust who is not an employee or affiliate of Fund Advisers receives an annual retainer fee of $25,000 and an additional meeting fee of $2,500 for each regular meeting attended. In addition, each Trustee that serves on the Audit Committee or Nominating Committee receives a meeting fee of $1,000 for attendance at the meeting. If a Trustee participates by teleconference, the meeting fee is

130

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

$1,000. The Chairman of the Board, an Independent Trustee, receives an additional $2,000 for each meeting attended, and the Audit Committee Chairman receives an additional $1,000 for each committee meeting attended.

6. Investment Transactions

For the six months ended April 30, 2012, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases		Sales

		Investments		Investments
	U.S.	(non-U.S.	U.S.	(non-U.S.
	Government	Government	Government	Government
	securities	securities)	securities	securities)

Large Cap Fund	$—	$9,399,269	$—	$12,137,730
Mid Cap Fund	—	1,192,614	—	1,426,215
Small Cap Fund	—	8,729,747	—	14,784,739
Focus Fund	—	77,678,437	—	105,401,370
Large Cap Financial Fund	—	20,560,151	—	18,338,460
Small Cap Financial Fund	—	44,625,943	—	41,339,030
Technology Fund	—	4,142,530	—	4,139,021
Gas Utility Index Fund	—	211,461,500	—	58,888,930
Balanced Fund	43,602,256	59,724,095	17,686,845	5,725,437
Core Bond Fund	15,301,373	1,706,549	9,498,515	3,220,482

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The FBR Funds

Notes to Financial Statements (continued) (unaudited)

7. Capital Share Transactions

	FBR Large Cap Fund		FBR Mid Cap Fund		FBR Small Cap Fund

	For the	For the	For the	For the	For the	For the
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2012	2011	2012	2011	2012	2011

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$916,153	$4,772,698	$1,001,346	$5,439,122	$6,323,091	$15,243,918
Reinvestment of Distributions	11,848	49,419	929	16,440	—	97,256
Cost of Shares Redeemed	(3,090,070)	(10,219,163)	(1,450,210)	(5,276,893)	(6,940,386)	(16,784,652)
Redemption Fees	269	1,433	169	7,101	500	7,595

Investor Class Transactions	$(2,161,800)	$(5,395,613)	$(447,766)	$185,770	$(616,795)	$(1,435,883)

Institutional Class
Proceeds from Sale of Shares	$257,091	$469,933	$173,718	$1,467,762	$283,813	$7,641,732
Reinvestment of Distributions	53,582	38,467	9,427	6,088	—	14,633
Cost of Shares Redeemed	(2,157,843)	(4,570,331)	(1,179,084)	(2,345,637)	(5,346,013)	(6,010,244)
Redemption Fees	65	73	—	26	3	890

Institutional Class Transactions	$(1,847,105)	$(4,061,858)	$(995,939)	$(871,761)	$(5,062,197)	$1,647,011

Net Increase (Decrease) from
Capital Transactions	$(4,008,905)	$(9,457,471)	$(1,443,705)	$(685,991)	$(5,678,992)	$211,128

Share Transactions:
Investor Class
Sold	79,098	409,996	78,998	432,462	484,126	1,178,980
Issued in Reinvestment of Distributions	1,065	4,279	77	1,339	—	7,850
Redeemed	(261,012)	(889,146)	(115,171)	(443,729)	(530,822)	(1,317,772)

Change in Investor Class Shares	(180,849)	(474,871)	(36,096)	(9,928)	(46,696)	(130,942)

Institutional Class
Sold	25,535	46,595	15,929	133,364	23,165	643,639
Issued in Reinvestment of
Distributions	5,605	3,850	904	572	—	1,314
Redeemed	(212,930)	(437,682)	(102,313)	(209,215)	(454,768)	(539,255)

Change in Institutional Class Shares	(181,790)	(387,237)	(85,480)	(75,279)	(431,603)	105,698

Net Increase (Decrease) from
Shares Transactions	(362,639)	(862,108)	(121,576)	(85,207)	(478,299)	(25,244)

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

			FBR Large Cap		FBR Small Cap
	FBR Focus Fund		Financial Fund		Financial Fund

	For the	For the	For the	For the	For the	For the
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2012	2011	2012	2011	2012	2011

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$76,290,270	$116,123,991	$12,247,787	$32,559,261	$15,379,219	$94,080,317
Reinvestment of Distributions	61,703,733	23,268,243	—	—	2,505,214	2,253,869
Cost of Shares Redeemed	(77,145,943)	(224,540,946)	(10,502,433)	(18,686,609)	(29,734,589)	(139,356,467)
Redemption Fees	16,407	83,237	6,882	13,849	12,532	95,673

Investor Class Transactions	$60,864,467	$(85,065,475)	$1,752,236	$13,886,501	$(11,837,624)	$(42,926,608)

Institutional Class
Proceeds from Sale of Shares	$14,535,432	$28,327,587	$—	$—	$8,854,546	$12,177,273
Reinvestment of Distributions	4,808,848	1,290,549	—	—	541,245	504,775
Cost of Shares Redeemed	(7,137,869)	(18,537,026)	—	—	(3,102,179)	(13,971,672)
Redemption Fees	433	3,239	—	—	274	2,927

Institutional Class Transactions	$12,206,844	$11,084,349	$—	$—	$6,293,886	$(1,286,697)

Net Increase (Decrease) from
Capital Transactions	$73,071,311	$(73,981,126)	$1,752,236	$13,886,501	$(5,543,738)	$(44,213,305)

Share Transactions:
Investor Class
Sold	1,576,805	2,351,234	957,913	2,347,452	880,904	4,827,202
Issued in Reinvestment of
Distributions	1,379,779	473,509	—	—	151,831	116,283
Redeemed	(1,594,843)	(4,651,789)	(835,346)	(1,455,102)	(1,726,928)	(7,556,513)

Change in Investor Class Shares	1,361,741	(1,827,046)	122,567	892,350	(694,193)	(2,613,028)

Institutional Class
Sold	300,849	909,520	—	—	793,689	950,220
Issued in Reinvestment of
Distributions	106,958	26,215	—	—	52,043	40,309
Redeemed	(147,545)	(662,843)	—	—	(290,536)	(1,242,590)

Change in Institutional
Class Shares	260,262	272,892	—	—	555,196	(252,061)

Net Increase (Decrease) from
Shares Transactions	1,622,003	(1,554,154)	122,567	892,350	(138,997)	(2,865,089)

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

			FBR Gas Utility
	FBR Technology Fund		Index Fund

	For the	For the	For the	For the
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	April 30,	October 31,	April 30,	October 31,
	2012	2011	2012	2011

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$922,861	$933,790	$272,186,478	$174,605,319
Reinvestment of Distributions	—	—	10,306,467	10,114,130
Cost of Shares Redeemed	(963,136)	(3,429,392)	(139,982,210)	(49,522,574)
Redemption Fees	46	1,791	252,706	62,995

Investor Class Transactions	$(40,229)	$(2,493,811)	$142,763,441	$135,259,870

Institutional Class
Proceeds from Sale of Shares	$63,318	$141,716	$—	$—
Reinvestment of Distributions	—	—	—	—
Cost of Shares Redeemed	(120,607)	(3,677,027)	—	—
Redemption Fees	8	20	—	—

Institutional Class Transactions	$(57,281)	$(3,535,291)	$—	$—

Net Increase (Decrease) from Capital Transactions	$(97,510)	$(6,029,102)	$142,763,441	$135,259,870

Share Transactions:
Investor Class
Sold	83,555	80,830	12,717,745	8,918,950
Issued in Reinvestment of Distributions	—	—	482,200	396,830
Redeemed	(86,596)	(302,424)	(6,497,809)	(2,550,055)

Change in Investor Class Shares	(3,041)	(221,594)	6,702,136	6,765,725

Institutional Class
Sold	5,557	12,475	—	—
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(10,952)	(325,462)	—	—

Change in Institutional Class Shares	(5,395)	(312,987)	—	—

Net Increase (Decrease) from Shares Transactions	(8,436)	(534,581)	6,702,136	6,765,725

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

	FBR Balanced Fund		FBR Core Bond Fund

	For the	For the	For the	For the
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	April 30,	October 31,	April 30,	October 31,
	2012	2011	2012	2011

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$73,540,227	$21,892,863	$464,801	$1,121,100
Reinvestment of Dividends	697,937	799,608	73,073	171,157
Cost of Shares Redeemed	(9,045,683)	(11,363,173)	(683,192)	(1,567,757)
Redemption Fees	17,292	6,230	310	606

Investor Class Transactions	$65,209,773	$11,335,528	$(145,008)	$(274,894)

Institutional Class
Proceeds from Sale of Shares	$16,770,217	$11,344,367	$5,263,165	$207,173
Reinvestment of Dividends	359,571	582,146	119,534	201,570
Cost of Shares Redeemed	(1,384,853)	(2,741,866)	(185,714)	(662,080)
Redemption Fees	1,353	338	9	20

Institutional Class Transactions	$15,746,288	$9,184,985	$5,196,994	$(253,317)

Net Increase (Decrease) from Capital Transactions	$80,956,061	$20,520,513	$5,051,986	$(528,211)

Share Transactions:
Investor Class
Sold	5,480,116	1,737,714	48,669	117,394
Issued in Reinvestment of Distributions	51,612	64,232	7,682	18,179
Redeemed	(667,389)	(913,207)	(71,508)	(164,856)

Investor Class Transactions	4,864,339	888,739	(15,157)	(29,283)

Institutional Class
Sold	1,309,731	945,356	597,098	23,618
Issued in Reinvestment of Distributions	28,047	49,108	13,714	23,287
Redeemed	(108,067)	(233,375)	(21,229)	(75,253)

Institutional Class Transactions	1,229,711	761,089	589,583	(28,348)

Net Increase (Decrease) from Shares Transactions	6,094,050	1,649,828	574,426	(57,631)

8. Federal Income Taxes

It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code that are applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. As a result, the character of tax-basis distributions and the composition of net assets for tax purposes may differ from those reflected in the Funds’ financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are primarily the result of wash sales. Reclassifications for permanent differences are made to components of capital. These reclassifications have no effect on net assets or net asset value per share.

The tax character of distributions paid for each Fund’s tax year was as follows:

		Long-Term
	Ordinary Income	Capital Gains

	Dollar	Dollar
	Amount	Amount

Large Cap Fund
For the Year Ended October 31, 2011	$203,067	$—
For the Year Ended October 31, 2010	94,558	—
Mid Cap Fund
For the Year Ended October 31, 2011	53,563	—
For the Year Ended October 31, 2010	26,791	—
Small Cap Fund
For the Year Ended October 31, 2011	141,614	—
For the Year Ended October 31, 2010	353,677	—
Focus Fund
For the Year Ended October 31, 2011	—	25,642,828
For the Year Ended October 31, 2010	282,614	—
Large Cap Financial Fund
For the Year Ended October 31, 2011	—	—
For the Year Ended October 31, 2010	—	—
Small Cap Financial Fund
For the Year Ended October 31, 2011	2,863,168	—
For the Year Ended October 31, 2010	866,424	—
Technology Fund
For the Year Ended October 31, 2011	—	—
For the Year Ended October 31, 2010	—	—
Gas Utility Index Fund
For the Year Ended October 31, 2011	8,228,128	2,612,243
For the Year Ended October 31, 2010	7,800,261	249,041
Balanced Fund
For the Year Ended October 31, 2011	2,140,167	—
For the Period Ended October 31, 2010	1,180,776	—
For the Year Ended March 31, 2010	2,305,951	—
Core Bond Fund
For the Year Ended October 31, 2011	1,086,378	447,915
For the Period Ended October 31, 2010	738,749	—
For the Year Ended March 31, 2010	1,277,489	154,005

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

The following information is computed on a tax basis for each item:
	As of October 31, 2011

					Large Cap
	Large Cap	Mid Cap	Small Cap	Focus	Financial
	Fund	Fund	Fund	Fund	Fund

Tax cost of investment securities	$37,730,892	$17,279,327	$39,982,270	$367,211,360	$63,857,952

Gross unrealized appreciation	4,853,142	2,954,022	3,404,659	307,076,534	2,864,872
Gross unrealized depreciation	(2,823,956)	(1,421,448)	(4,382,488)	(13,785,243)	(11,097,529)

Net unrealized appreciation (depreciation)	2,029,186	1,532,574	(977,829)	293,291,291	(8,232,657)
Undistributed ordinary income	155,370	21,740	—	—	—
Undistributed long-term capital gains	—	—	—	68,559,971	—
Capital loss carryforward	(9,071,600)	(3,441,600)	(8,062,059)	—	(2,046,188)

Accumulated earnings (deficit)	$(6,887,044)	$(1,887,286)	$(9,039,888)	$361,851,262	$(10,278,845)

	As of October 31, 2011

	Small Cap Financial Fund	Technology Fund	Gas Utility Index Fund	Balanced Fund	Core Bond Fund

Tax cost of investment securities	$184,049,837	$7,001,191	$285,807,440	$98,823,814	$25,976,153

Gross unrealized appreciation	15,114,905	597,361	160,432,681	15,776,493	1,827,015
Gross unrealized depreciation	(24,834,134)	(716,873)	(16,886,961)	(2,800,319)	(677,792)

Net unrealized appreciation (depreciation)	(9,719,229)	(119,512)	143,545,720	12,976,174	1,149,223
Undistributed ordinary income	2,346,347	—	2,027,426	219,236	123,722
Undistributed long-term capital gains	—	—	1,903,306	—	141,192
Other Accumulated Gain	—	—	3,586	—	—
Capital loss carryforward	(6,440,766)	(2,145,219)	—	(4,358,292)	—

Accumulated earnings (deficit)	$(13,813,648)	$(2,264,731)	$147,480,038	$8,837,118	$1,414,137

Unused capital loss carryforwards as of October 31, 2011, were as follows:
	Amount	Expires October 31,

Large Cap Fund	$4,906,673	2016
Large Cap Fund	4,164,926	2017
Mid Cap Fund	3,441,600	2017
Small Cap Fund	3,462,951	2016
Small Cap Fund	4,599,108	2017
Large Cap Financial Fund	10,229	2016
Large Cap Financial Fund	1,162,148	2017
Large Cap Financial Fund	873,811	2019
Small Cap Financial Fund	6,440,766	2019
Technology Fund	237,174	2016
Technology Fund	1,908,045	2017
Balanced Fund	4,358,292	2017

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

During the year ended October 31, 2011, the Large Cap Fund, Mid Cap Fund, Small Cap Fund, Technology Fund and Balanced Fund utilized $4,594,569, $1,036,864, $6,816,034, $1,028,210 and $3,644,432 of capital loss carryforwards, respectively. The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

9. Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. For the six months ended April 30, 2012, there were no affiliate issuers for the Funds.

10. Payment by Affiliate

During the fiscal year ended October 31, 2009, Fund Advisers voluntarily reimbursed the FBR Small Cap Fund $7,834, in connection with the Fund’s inadvertent investment in the shares of another investment company which was made by Fund Advisers in excess of applicable investment limitations. This reimbursement has been classified in the Fund’s Financial Highlights as “Net increase from payments by affiliates”.

11. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

12. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Subsequent to the close of the fiscal period, the Board of Trustees of the Funds approved Agreements and Plans of Reorganization (the “Plans”) that would provide for the reorganization of each Fund into a corresponding fund advised by Hennessy Advisors, Inc. (the “Hennessy Funds”). The Plans set forth the terms by which the Funds would transfer their assets and liabilities to their corresponding Hennessy Fund in exchange for shares of the corresponding Hennessy Fund, and subsequently distribute those Hennessy Fund shares to the Funds’ shareholders (the “Reorganization Transaction”). If the Reorganization Transaction is approved by shareholders of the Funds, shareholders of the Funds will then become shareholders of their corresponding Hennessy Fund upon the closing of the Reorganization Transaction. The Reorganization Transaction must be approved by shareholders of the Funds, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held in October 2012.

The FBR Funds

Important Supplemental Information (unaudited)

Proxy Voting Guidelines

Fund Advisers is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures Fund Advisers uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

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THE FBR FUNDS
888.888.0025
fbrfundsinfo@fbr.com
www.fbrfunds.com

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
SUITE 1100
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
SUITE 1100
ARLINGTON, VIRGINIA 22209

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WISCONSIN 53202

Independent Registered Public Accounting Firm
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
Not applicable for semiannual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semiannual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semiannual reports.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(3) Not applicable.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The FBR Funds

By (Signature and Title)*	/s/ Kimberly J. Bradshaw	6/29/12

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	6/29/12

	David H. Ellison	Date
President and Principal Executive Officer
The FBR Funds

By (Signature and Title)	/s/ Kimberly J. Bradshaw	6/29/12

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds